                                       PROSPECTUS dated January 2, 2002, Revised April 25, 2002

                                               OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC
                                                  Limited Liability Company Interests
                                                         --------------------

                  INVESTMENT  OBJECTIVE.  The Fund is a newly formed limited liability company  registered under the Investment Company
Act of 1940, as amended, as a non-diversified,  closed-end  management  investment company.  The Fund's investment objective is to seek to generate  consistently  absolute returns over various market cycles.  The Fund will pursue this objective by investing  primarily in private investment partnerships and similar investment vehicles that employ a wide range of specialized investment strategies.

                                                                                                          (continued on following page)
                                                         --------------------

                  Investing in the Fund's limited liability company interests  ("Interests")  involves a high degree of risk. See "RISK
FACTORS" beginning on page 18.

                  Neither the Securities and Exchange Commission nor any state securities  commission has approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

                                                         --------------------

                                                    Total Offering
                                                    --------------
Amount....................................       $ 50,000,000
Sales Load1...............................       $   1,250,000
Proceeds to the Fund......................       $ 48,750,000

OppenheimerFunds  Distributor,  Inc. (the  "Distributor")  acts as the  distributor  of Interests on a best efforts  basis,  subject to various  conditions.  Interests are being offered  through the Distributor and other brokers and dealers that have entered into selling agreements  with  the  Distributor.  Interests  will  be  sold  only to  "Qualified  Investors."  See  "Investor  Qualifications."  The
Distributor  expects to deliver Interests  purchased in the initial offering on or about January 2, 2002, or such earlier or later date as the  Distributor  may  determine.  The full amount of the sales load will be reallowed  by the  Distributor  to selling  brokers and dealers.  In addition,  the Distributor (or one of its  affiliates) may pay from its own resources  additional  compensation to brokers and dealers of up to 1% of the value of Interests sold by such brokers and dealers.  (See "Distribution Arrangements.")
                                                         --------------------
                                                  OppenheimerFunds Distributor, Inc.

(continued from previous page)

                  INVESTMENT  PROGRAM.  The Fund will pursue its  investment  objective  by investing  primarily in private  investment partnerships  and similar  investment  vehicles  ("Portfolio  Funds") that are managed by a select group of alternative  asset managers
("Portfolio  Managers") that employ a wide range of specialized  investment  strategies.  It will allocate its assets dynamically among a variety of alternative  investment  strategies that each individually offers the potential for attractive  investment returns and are expected to blend together  within the Fund's  portfolio to limit the Fund's overall  investment  exposure to general trends in equity, debt and other  markets.  The  investment  programs of the  Portfolio  Managers may include  both market  neutral  strategies,  such as long/short  equity investing and various types of arbitrage  strategies,  as well as directional  strategies,  such as event driven and distressed  investments.  In allocating  the Fund's assets among  Portfolio  Managers that pursue  directional  strategies,  the Fund's investment  manager  will  emphasize  investment  programs  that it  believes  are most  likely to achieve  high rates of return  under prevailing  market  conditions.  Many of these investment  programs involve the use of hedging and arbitrage  techniques in the equity, fixed income,  currency and commodity  markets.  Portfolio  Managers may invest and trade in a wide range of  instruments  and markets, including,  but not limited to, U.S. and non-U.S.  equities and equity-related  instruments,  currencies,  financial futures, and fixed income and other  debt-related  instruments.  In  connection  with their  investment  programs,  Portfolio  Managers will make use of a variety of sophisticated  investment techniques that often involve, among other things, short sales of securities,  the use of leverage
(i.e.,  borrowing money for investment  purposes),  and transactions in derivative  securities and other financial  instruments such as stock options,  index options,  futures  contracts,  and options on futures.  In lieu of investing in Portfolio  Funds, the Fund may on occasion  retain a Portfolio  Manager to manage a designated  portion of the Fund's assets in accordance  with the Portfolio  Manager's specialized  investment style. The Fund's investment  manager will have primary  responsibility  for selecting  Portfolio  Managers and determining  the  portion of the Fund's  assets to be  allocated  to each  Portfolio  Manager.  It will  consider  various  criteria in selecting  Portfolio  Managers,  including:  the  historical  investment  performance  of the Portfolio  Manager;  its  reputation  and experience;  the  effectiveness of its risk management  systems;  its adherence to its stated  investment  philosophy;  the quality and stability of the Portfolio Manager's  organization;  and whether key personnel of the Portfolio Manager have substantial investments in the Portfolio Manager's investment program.

                  INVESTMENT  ADVISER.  OppenheimerFunds,  Inc.  (the  "Adviser")  serves  as the  Fund's  investment  adviser.  It has operated as an investment  adviser  since January 1960.  The Adviser  (including  its  subsidiaries)  managed more than $120 billion of assets as of December 31, 2001.  Its clients include the Oppenheimer mutual funds with more than 5 million shareholder accounts.

                  MANAGER.  Tremont Partners,  Inc. (the "Investment Manager"),  an affiliate of the Adviser,  serves as the investment manager and provides day-to-day  investment  management services to the Fund, subject to the general supervision of the Adviser.  Since
1984, the Investment  Manager and its affiliates have provided  alternative  investment  solutions to a diverse client base,  including financial institutions, mutual funds, other investment companies, investment managers and high net worth individuals.

                  RESTRICTIONS  ON  TRANSFER.  With  very  limited  exceptions,   limited  liability  company  interests  in  the  Fund
("Interests")  are not transferable and liquidity will be provided only through  repurchase  offers which may be made from time to time by the Fund as determined  by the Board of Managers of the Fund (the "Board") in its sole  discretion.  See  "Repurchases  of Interests and Transfers."

                  REPURCHASES  OF INTERESTS.  To provide a limited  degree of liquidity to  investors,  the Fund from time to time will offer to repurchase its outstanding  Interests  pursuant to written tenders by investors.  Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole  discretion.  The Adviser  expects that it will  recommend to the Board that the Fund offer to repurchase  Interests as of December 31, 2002, and  thereafter,  twice each year, as of the last business day of
March and September.  The Fund's Limited  Liability  Company  Agreement (the "LLC Agreement")  provides that the Fund will be dissolved if the Interest of any investor that has submitted a written  request for repurchase of its Interest,  in accordance  with the terms of the LLC Agreement,  has not been  repurchased by the Fund within a period of two years after the investor's  request.  A redemption fee equal to 1.00% of the value of an Interest (or portion of an Interest)  repurchased  by the Fund will apply if the date as of which the
Interest is to be valued for purposes of repurchase is less than one year  following the date of a Member's  initial  investment in the
Fund.  See "Repurchases of Interests and Transfers."

                  MANAGEMENT  FEE AND  INCENTIVE  ALLOCATION.  The Fund  will pay the  Adviser  a monthly  fee (the  "Management  Fee")
computed  at the annual  rate of 1.20% of the  aggregate  value of  outstanding  Interests  determined  as of the last day of the month
(before any repurchases of Interests or the Incentive Allocation, described below).  See "Management of the Fund--General."

                  The  Adviser  (or an  affiliated  company  of the  Adviser  that  it  designates)  is  also  entitled  to  receive  a performance-based  allocation  equal to 10% of the net profits,  if any, in excess of the "Preferred  Return" that otherwise would have been credited to the capital account of each investor (the "Incentive  Allocation").  Generally,  the Incentive Allocation will be made as of the end of each  calendar year and upon the  repurchase  of an Interest (or a portion of an Interest).  It will apply only to net profits that exceed both: (i) any balance in a "Loss Recovery  Account"  established for the investor;  and (ii) the Preferred  Return.
The Preferred  Return is an amount  determined by applying an annual  percentage  rate equal to 8% to the capital account balance of an investor  as of the  beginning  of each  fiscal  period  within the  applicable  period  for which the  Incentive  Allocation  is to be determined (an "Allocation Period").

                  With  respect to a  repurchase  by the Fund as of a date that would not,  but for such  repurchase,  be the end of an
Allocation Period, the Incentive  Allocation will apply on a proportionate  basis if a portion of an investor's Interest is repurchased by the Fund. In such case,  the Incentive  Allocation  will be made on a pro rata portion of any net profits  allocable to the investor
(based on the percentage portion of the Interest  repurchased),  and by attributing a pro rata portion of both the Preferred Return and any  balance in the Loss  Recovery  Account to the  portion of the  Interest  being  repurchased  (with  appropriate  reduction  to the
Preferred Return and the remaining balance of the Loss Recovery Account as to the portion of the Interest that is not repurchased).

                  The Incentive  Allocation presents risks that are not present in funds without an incentive  allocation.  The overall fees,  expenses and the Incentive  Allocation  payable by the Fund or borne by its investors  will be higher than the fees and expenses of most other  registered  investment  companies,  but generally will be similar to those of many private  investment funds and certain other registered  investment  companies with investment  policies  similar to those of the Fund. See "Management of the  Fund--Incentive
Allocation."

                  INVESTOR  QUALIFICATIONS.  Interests are being offered only to investors that represent that they are natural persons or companies  (other than  investment  companies)  that have a net worth (or in the case of  individuals,  a joint net worth with their spouse) of more than  $1,500,000  or that they meet certain  other  qualification  requirements  ("Qualified  Investors").  The minimum initial  investment  in the Fund by any  investor is $50,000,  and the minimum  additional  investment  in the Fund by any  investor is
$25,000.  Investors  generally must hold their Interests  through the Distributor or through a broker or dealer that has entered into a selling  agreement with the  Distributor.  Interests are being offered only to investors  that are U.S.  persons for Federal income tax purposes and may not be purchased by charitable remainder trusts.  See "Investor Qualifications."

                                                         --------------------

                  This  prospectus  concisely  provides the information  that a prospective  investor should know about the Fund before investing.  You are advised to read this  prospectus  carefully and to retain it for future  reference.  Additional  information  about the Fund,  including a statement of  additional  information  ("SAI")  dated January 2, 2002,  has been filed with the  Securities  and
Exchange  Commission.  The SAI is  available  upon  request and without  charge by writing the Fund at the address  above or by calling
(800) 858-9826.  The SAI is  incorporated  by reference into this prospectus in its entirety.  The table of contents of the SAI appears on  page  51 of  this  prospectus.  The  SAI,  and  other  information  about  the  Fund,  is  also  available  on  the  SEC's  website
(http://www.sec.gov).  The address of the SEC's Internet site is provided  solely for the  information of prospective  investors and is not intended to be an active link.

                  Interests are not deposits or  obligations  of, or  guaranteed  or endorsed by, any bank or other insured  depository institution,  and are not insured by the Federal  Deposit  Insurance  Corporation,  the Federal  Reserve Board or any other  government agency.

                  You should rely only on the information  contained in this prospectus.  The Fund has not authorized anyone to provide you with  different  information.  The Fund is not making an offer of Interests in any state or other  jurisdiction  where the offer is not permitted.  You should not assume that the  information  provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

9118872.5                                                         v

9118872.5                                                  6

9118872.5

                                                          PROSPECTUS SUMMARY

                  This is only a  summary.  The  summary  does not  contain  all of the  information  that you should  consider  before investing in the Fund.  You should review the more detailed information contained in this prospectus and in the SAI.

The Fund                                                Oppenheimer  Tremont Opportunity Fund, LLC (the "Fund") is a
                                                        newly  formed  limited  liability   company.   The  Fund  is
                                                        registered  as  a  non-diversified,   closed-end  management
                                                        investment  company  under  the  Investment  Company  Act of
                                                        1940,   as   amended   (the   "Investment   Company   Act").
                                                        OppenheimerFunds,  Inc. (the "Adviser") serves as the Fund's
                                                        investment    adviser.    Tremont   Partners,    Inc.   (the
                                                        "Investment Manager"),  an affiliate of the Adviser,  serves as the Fund's investment manager.

                                                        Investors who purchase limited  liability  company interests in  the  Fund  ("Interests")  in  the  offering,  and  other persons who acquire  Interests  and are admitted to the Fund by its Board of Managers (the "Board"),  will become members of the Fund ("Members").
Investment Objective and Principal Strategies           The  Fund's  investment  objective  is to seek  to  generate consistently  absolute  returns over various  market cycles.
                                                        The Fund seeks to achieve this  objective by allocating  its assets for  investment  among a select group of  alternative asset  managers  ("Portfolio  Managers")  employing  a  wide
                                                        range  of  specialized   investment   strategies.   It  will
                                                        allocate   its  assets   dynamically   among  a  variety  of
                                                        alternative  investment  strategies  that each  individually offer the potential for  attractive  investment  returns and are expected to blend together  within the Fund's  portfolio to limit the Fund's overall  investment  exposure to general trends in equity,  debt and other  markets.  The  Investment
                                                        Manager  is  primarily   responsible   for   selecting   the
                                                        Portfolio  Managers  and  determining  the  portion  of  the
                                                        Fund's  assets to be  allocated to each  Portfolio  Manager, subject to the  general  supervision  of the Adviser and the
                                                        Board.  The Fund will implement these  allocation  decisions by investing  primarily in private  investment  partnerships
                                                        and  similar   investment   vehicles  that  are  managed  by
                                                        Portfolio Managers ("Portfolio Funds").

                                                        The  investment  programs  of  the  Portfolio  Managers  may include both market neutral  strategies,  such as long/short equity investing and various types of arbitrage  strategies, as well as directional strategies,  such as event driven and distressed  investments.  Although some  Portfolio  Managers may pursue  strategies that  historically have exhibited low correlation to traditional  equity markets,  other Portfolio
                                                        Managers may pursue  directional  strategies.  In allocating the Fund's  assets  among  Portfolio  Managers  that  pursue
                                                        directional   strategies,   the   Investment   Manager  will
                                                        emphasize  investment  programs  that it  believes  are most likely to  achieve  high  rates of return  under  prevailing market  conditions.  Many  of  the  investment  programs  of
                                                        Portfolio  Managers involve the use of hedging and arbitrage
                                                        techniques  in  the  equity,  fixed  income,   currency  and
                                                        commodity  markets.   These  investment  programs  employ  a
                                                        variety  of   sophisticated   investment   techniques   that
                                                        include, among other things, short sales of securities,  use
                                                        of   leverage   (i.e.,   borrowing   money  for   investment
                                                        purposes),  and  transactions  in derivative  securities and other  financial  instruments  such as stock options,  index
                                                        options,   futures   contracts   and   options  on  futures.
                                                        Portfolio  Managers'  use of  these  techniques  will  be an integral  part of their  investment  programs,  and involves significant risks to the Fund.

                                                        The  investment  strategies  of the  Portfolio  Managers may include, among others:
                                                        o        long/short equity;
                                                        o        equity hedging and arbitrage;
                                                        o        fixed income hedging and arbitrage;
                                                        o        currency hedging and arbitrage;
                                                        o        index arbitrage ;
                                                        o        interest rate arbitrage;
                                                        o        merger arbitrage;
                                                        o        convertible bond and warrant hedging;
                                                        o        statistical long/short equity strategies;
                                                        o        pairs trading;
                                                        o        event driven; and
                                                        o        distressed issuer investing.

                                                        These strategies are described under "Investment  Objectives and Principal Strategies - The Fund's Investment Program."

                                                        Portfolio   Managers  will  generally  invest  primarily  in
                                                        marketable  securities,  although certain Portfolio Managers may also invest in  privately  placed  securities  and other investments  that are  illiquid.  Interests in the Portfolio
                                                        Funds will not  themselves be marketable  and will only have limited  liquidity.  Portfolio Managers may invest and trade in a wide range of instruments and markets,  including,  but
                                                        not  limited  to,   domestic   and  foreign   equities   and
                                                        equity-related instruments,  currencies,  financial futures,
                                                        and  fixed  income  and  other   debt-related   instruments.
                                                        Portfolio  Managers  are  generally  not  limited  as to the
                                                        markets   (either  by  location  or  type,   such  as  large
                                                        capitalization,  small  capitalization or non-U.S.  markets)
                                                        in which they may invest or the investment  discipline  that they may  employ  (such as value or growth or  bottom-up  or top-down analysis).

                                                        Portfolio  Funds in which the Fund will  invest may  include private  investment  limited  partnerships,  joint ventures, other  investment  companies and similar entities managed by
                                                        Portfolio  Managers.  In addition,  the Fund may on occasion retain one or more  Portfolio  Managers to manage and invest
                                                        designated   portions  of  the  Fund's  assets   (either  as
                                                        separately   managed   accounts  or  by  creating   separate
                                                        investment  vehicles in which a Portfolio Manager will serve as general  partner of the  vehicle and the Fund will be the sole limited  partner).  (Any  arrangement in which the Fund
                                                        retains  a  Portfolio   Manager  to  manage  an  account  or
                                                        investment  vehicle  for  the  Fund  is  referred  to  as  a
                                                        "Portfolio Account.")

                                                        The  Investment  Manager will select  Portfolio  Managers on the basis of various criteria,  generally  including,  among other things:  the Portfolio  Manager's  performance  during various  time  periods  and  market  cycles;  the  Portfolio
                                                        Manager's   reputation,   experience   and   training;   its
                                                        articulation   of,  and   adherence   to,   its   investment
                                                        philosophy;  the  presence and deemed  effectiveness  of its risk management  discipline;  results of on-site  interviews of the  management  team;  the quality and  stability of the
                                                        Portfolio  Manager's  organization,  including  internal and
                                                        external   professional   staff;   and  the   existence   of
                                                        substantial   investments   in   the   Portfolio   Manager's
                                                        investment   program  by  key  personnel  of  the  Portfolio
                                                        Manager.

                                                        The  Investment   Manager  will   regularly   evaluate  each
                                                        Portfolio   Manager  to  determine  whether  its  investment
                                                        program is consistent with the Fund's  investment  objective and  whether its  investment  performance  is  satisfactory.
                                                        Based on these  evaluations,  the  Investment  Manager  will allocate and  reallocate  the Fund's assets among  Portfolio
                                                        Managers and may  terminate or add Portfolio  Managers.  The termination  of  Portfolio  Managers  and  the  addition  of
                                                        Portfolio  Managers  that do not manage  Portfolio  Accounts will not require the approval of Members.

                                                        See "Investment Objective and Principal Strategies."

                                                        An investment in the Fund involves  substantial risks and no assurance  can be  given  that  the Fund  will  achieve  its investment objective.
The Investment Adviser                                  The Fund's investment adviser,  OppenheimerFunds,  Inc., has operated as an investment  adviser  since January 1960.  The
                                                        Adviser (including its subsidiaries)  managed more than $120 billion  of assets as of  December  31,  2001.  Its  clients include  the  Oppenheimer  mutual  funds  with  more  than 5 million shareholder accounts.

                                                        Pursuant to an investment  advisory  agreement with the Fund
                                                        (the "Advisory  Agreement"),  the Adviser is responsible for
                                                        developing,   implementing   and   supervising   the  Fund's
                                                        investment  program.  The Adviser is authorized,  subject to the approval of the Board and Members,  to retain one of its affiliates to provide any or all of the investment  advisory services  required  to be  provided to the Fund or to assist the Adviser in providing  these  services.  See  "Management of the Fund--General."

                                                        In  consideration of services  provided by the Adviser,  the
                                                        Fund will pay the  Adviser a  monthly  fee (the  "Management
                                                        Fee")  computed at the annual rate of 1.20% of the aggregate value of  outstanding  Interests  determined  as of the last day of the month  (before any  repurchases  of  Interests or
                                                        Incentive  Allocations).  See  "Management  of the Fund." In
                                                        addition,  the  Adviser  (or an  affiliated  company  of the
                                                        Adviser  that it  designates)  is entitled to be the special advisory member of the Fund (the "Special  Advisory Member")
                                                        and  to  receive  in  such   capacity  a   performance-based
                                                        incentive  allocation  that is determined as a percentage of the net  profits in excess of a preferred  return  otherwise allocable to each Member and allocated to a capital  account
                                                        in  the  Fund  maintained   solely  for  this  purpose  (the
                                                        "Special   Advisory   Account").   See  "Management  of  the
                                                        Fund--Incentive Allocation."
The Investment Manager                                  The  Investment  Manager,  an affiliate of the Adviser,  has been  retained  by  the  Adviser  to  serve  as  the  Fund's
                                                        investment   manager  and  is   responsible   for  providing
                                                        day-to-day  investment  management  services  to  the  Fund, subject to the  supervision of the Adviser.  Since 1984, the
                                                        Investment   Manager  and  its   affiliates   have  provided
                                                        alternative  investment  solutions to a diverse client base,
                                                        including  financial   institutions,   mutual  funds,  other
                                                        investment  companies and high net worth individuals.  These
                                                        services   include   tracking  and  evaluating   over  2,000
                                                        domestic  and  offshore  investment  funds.  The  Investment
                                                        Manager  and  its  affiliates   were   responsible  for  the
                                                        allocation  of  over  $8  billion  of  client  assets  among alternative  investment  strategies,  as  of  September  30,
                                                        2001.  The  Adviser  will  pay  the  Investment   Manager  a
                                                        monthly  fee equal to 50% of the  amount  of the  Management
                                                        Fee  earned  by  the  Adviser   pursuant  to  the   Advisory
                                                        Agreement.  See "Management  of the Fund." In addition,  the
                                                        Adviser  has  designated  the  Investment   Manager  as  the
                                                        Special   Advisory   Member  entitled  to  receive  in  such
                                                        capacity a  performance-based  incentive  allocation that is determined  as a percentage  of the net profits in excess of a preferred return otherwise  allocable to each Member.  The
                                                        Investment  Manager's  retention  as the  Fund's  investment manager was  approved by the Board and was also  approved by the Adviser as the Fund's sole initial Member.
Incentive Allocation                                    The Adviser (or an  affiliated  company of the Adviser  that it  designates)  is entitled to receive a  performance-based allocation  equal  to 10% of the net  profits,  if  any,  in excess of the  "Preferred  Return"  (described  below)  that otherwise  would have been  credited to the capital  account of each Member (the "Incentive  Allocation").  The Incentive
                                                        Allocation  will  be  debited  from  each  Member's  capital account and credited to the Special  Advisory  Account,  and generally  will be made as of the end of each  calendar year
                                                        (commencing  December 31, 2002),  and upon the repurchase of the  Member's  Interest  (or any portion  thereof).  It will apply only to net  profits  for the  applicable  period that exceed both:  (i) the  Preferred Return for the period;  and
                                                        (ii) any  balance in a "Loss  Recovery  Account"  (described below) established for the Member.

                                                        The Preferred Return is an amount  determined by applying an annual  percentage  rate equal to 8% to the capital  account balance  of a  Member  as of the  beginning  of each  fiscal period  within  the  applicable  the  period  for  which the
                                                        Incentive  Allocation  is to be determined  (an  "Allocation
                                                        Period").

                                                        The Incentive  Allocation  will be made only with respect to net  profits  allocable  to a Member that exceed any balance in the Member's  Loss  Recovery  Account.  The Loss Recovery
                                                        Account is a memorandum  account with respect to each Member that has an  initial  balance  of zero.  As of the first day after the close of each  Allocation  Period,  the balance of the  account  is  adjusted  in the  manner  provided  by the
                                                        Fund's  Limited   Liability   Company  Agreement  (the  "LLC
                                                        Agreement")  to  increase  the balance to reflect net losses allocated  to the Member and to decrease  the  balance  (but not below zero) to reflect any net profits  allocated to the
                                                        Member.  The Loss Recovery  Account  operates to assure that a Member is not subject to the  Incentive  Allocation on net profits except to the extent they exceed prior net losses.

                                                        With respect to a  repurchase  by the Fund as of a date that would  not,  but  for  such  repurchase,  be  the  end of an
                                                        Allocation Period, the Incentive  Allocation will apply on a proportionate  basis if a portion of a Member's  Interest is repurchased  by  the  Fund.  In  such  case,  the  Incentive
                                                        Allocation  will be made on a pro  rata  portion  of any net profits  allocable  to the Member  (based on the  percentage portion of the Interest  repurchased),  and by attributing a pro rata portion of the Preferred  Return and any balance in the Loss  Recovery  Account to the  portion of the  Interest
                                                        being  repurchased   (with  appropriate   reduction  to  the
                                                        Preferred  Return  and the  remaining  balance  of the  Loss
                                                        Recovery  Account as to the portion of the Interest  that is not  repurchased).  See  "Management  of the  Fund--Incentive
                                                        Allocation."

                                                        The Adviser has  designated  the  Investment  Manager as the
                                                        Special  Advisory Member of the Fund entitled to receive the
                                                        Incentive Allocation.  See "Management of the Fund--General."
Administration Fee                                      Pursuant  to an  Administration  Agreement  between the Fund and the  Adviser,  the Fund  will pay the  Adviser a monthly fee  computed at the annual  rate of 0.25% of the  aggregate value of  outstanding  Interests  determined  as of the last day of the month  (before any  repurchases  of  Interests or
                                                        Incentive   Allocations)   in   consideration   for  certain
                                                        administrative   services   provided  to  the  Fund  by  the
                                                        Adviser.   See   "Management   of  the   Fund--Administrative
                                                        Services."
Investor Servicing Fee                                  The  Fund  will pay a fee to  OppenheimerFunds  Distributor,
                                                        Inc. (the  "Distributor")  to reimburse it for payments made to broker-dealers  and certain financial  advisers that have agreed to provide  ongoing  investor  services  and  account maintenance  services  to  investors  in the  Fund  that are their customers  ("Investor  Service  Providers").  This fee will be  paid  quarterly  and  will  be in an  amount,  with respect to each  Investor  Service  Provider,  not to exceed the  lesser of:  (i) 0.50% (on an  annualized  basis) of the aggregate  value of outstanding  Interests held by investors that receive  services from the Investor  Service  Provider, determined  as of  the  last  day of  the  calendar  quarter
                                                        (before  any  repurchases  of  Interests  or  the  Incentive
                                                        Allocation);  or (ii) the  Distributor's  actual payments to the  Investor  Service  Provider.  See  "Management  of  the
                                                        Fund--Investor Servicing Arrangements."
Borrowing                                               The  Fund is  authorized  to  borrow  money  for  investment
                                                        purposes,   to  meet   repurchase   requests  and  for  cash
                                                        management  purposes.  Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts,  will be subject to a 300% asset  coverage  requirement  under the Investment
                                                        Company Act.  Borrowings by Portfolio  Funds are not subject
                                                        to  this  requirement.   Any  borrowings  by  the  Fund  for
                                                        investment  purposes (a practice know as "leverage") will be made  solely for  Portfolio  Accounts  and  involve  certain
                                                        risks.   See  "Risk  Factors  -  Leverage;   Borrowing"  and
                                                        "Investment  Objective and Principal Strategies - Borrowing;
                                                        Use of Leverage."
Investor Qualifications                                 Interests   are  being   offered  only  to  investors   that
                                                        represent  that they are  individuals  or  companies  (other than investment  companies) that have a net worth (or in the case of  individuals,  a joint net worth with their  spouse)
                                                        of more than  $1,500,000  or that they  meet  certain  other
                                                        qualification   requirements  ("Qualified  Investors").   In
                                                        addition,  Interests  are being  offered  only to  investors that are U.S.  persons for Federal  income tax  purposes and may not be purchased by charitable remainder trusts.

                                                        Before an investor may invest in the Fund,  the  Distributor or  the  investor's  sales  representative  will  require  a certification  from  the  investor  that  it is a  Qualified
                                                        Investor and that it will not  transfer its Interest  except
                                                        in  the  limited  circumstances   permitted  under  the  LLC
                                                        Agreement.  (The form of  investor  certification  that each investor  will be asked to sign is  contained  in Appendix A of this  prospectus.) If an investor's  certification is not received on or before the date  Interests  are to be issued, the  investor's  order will not be accepted.  See  "Investor
                                                        Qualifications."
Investor Suitability                                    An investment in the Fund involves substantial risks.

                                                        It is possible  that an investor may lose some or all of its
                                                        investment.   Before  making  an  investment  decision,   an
                                                        investor   should  (i)  consider  the  suitability  of  this
                                                        investment  with respect to its  investment  objectives  and personal  situation  and (ii)  consider  factors such as its
                                                        personal  net  worth,   income,   age,  risk  tolerance  and
                                                        liquidity needs.
The Offering                                            The Fund is offering  $50,000,000  in Interests  through the
                                                        Distributor,  and  through  brokers  and  dealers  that have entered into selling  agreements with the  Distributor.  See
                                                        "Distribution  Arrangements."  The  Distributor  may  accept orders  for any  lesser  amount.  It is  expected  that  the initial  offering  of  Interests  will  close on  January 2,
                                                        2002.  Subsequent to the initial  offering,  Interests  will be offered  and may be  purchased  on a monthly  basis or at such other times as may be determined by the Board.

                                                        The minimum  initial  investment  in the Fund by an investor
                                                        is  $50,000   (including   the   applicable   sales   load).
                                                        Subsequent  investments must be at least $25,000  (including
                                                        the  applicable  sales  load).   Investments  of  less  than
                                                        $500,000   are   subject   to  a  sales  load  of  2.5%  and
                                                        investments  of  $500,000 or more will be subject to a sales load of 1.5%,  in each case  computed as a percentage of the
                                                        public  offering  price.   Under  a  right  of  accumulation
                                                        offered  by  the  Fund,   the  amount  of  each   additional
                                                        investment in the Fund by a Member will be  aggregated  with the amount of the Member's initial  investment and any other additional  investments  by the  Member in  determining  the applicable  sales  load.  The  right  of  accumulation  also applies to investments  in the Fund by an investor's  spouse and investments for certain related  accounts.  In addition,
                                                        no  sales  load  will  be   charged  to  certain   types  of
                                                        investors.  To be  eligible to receive a waiver of the sales load,  an  investor  must  advise  the  Distributor  or  the selling  broker or dealer  when  making an  investment.  See
                                                        "Distribution Arrangements."

                                                        The  full  amount  of the  sales  load is  reallowed  by the
                                                        Distributor  to selling  brokers and  dealers.  In addition, the  Distributor (or one of its affiliates) may pay from its
                                                        own  resources   additional   compensation  to  brokers  and
                                                        dealers of up to 1% of the value of  Interests  sold by such brokers and dealers.
Distribution Policy                                     The  Fund  has  no  present  intention  of  making  periodic distributions  of its  net  income  or  gains,  if  any,  to
                                                        Members.  The  amount  and times of  distributions,  if any, will be  determined  in the sole  discretion  of the  Board.
                                                        Whether  or not  distributions  are  made,  Members  will be required  each  year to pay  applicable  Federal  and  state income taxes.

Unlisted Closed-End Structure;                          The  Fund is a  closed-end  management  investment  company.
   Limited Liquidity and                                Closed-end funds differ from open-end management  investment
   Transfer Restrictions                                companies   (commonly   known  as  mutual   funds)  in  that
                                                        investors in a  closed-end  fund,  such as the Fund,  do not have the right to redeem  their  shares  or  interests  on a daily basis.

                                                        In addition,  there is no public  market for  Interests  and none is expected to develop.  With very limited  exceptions,
                                                        Interests  are  not  transferable,  and  liquidity  will  be provided  only through  repurchase  offers made from time to time  by  the  Fund,  as  described  below.  If an  investor attempts to transfer  its  Interest in  violation of the LLC
                                                        Agreement,  the transfer  will not be permitted  and will be void. An  investment in the Fund is therefore  suitable only for  investors  who can bear the risks  associated  with the limited  liquidity  of  Interests  and should be viewed as a long-term investment.
                                                        Interests   generally   may  be  held   only   through   the
                                                        Distributor  or a broker or dealer that has  entered  into a selling agreement with the Distributor.
Repurchases of Interests                                No Member  will have the right to require the Fund to redeem the  Member's  Interest.  The  Fund  from  time to time  may
                                                        offer  to  repurchase   outstanding  Interests  pursuant  to
                                                        written tenders by Members.  Repurchase  offers will be made at such times and on such terms as may be  determined by the
                                                        Board in its sole  discretion,  and generally will be offers to  repurchase  a  specified  dollar  amount of  outstanding
                                                        Interests.  The Adviser  expects  that it will  recommend to the Board that the Fund offer to repurchase  Interests as of
                                                        December 31, 2002,  and  thereafter,  twice each year, as of the last business day of March and  September.  A redemption fee equal to 1.00% of the value of an  Interest  (or portion of an  Interest)  repurchased  by the Fund will apply if the date as of which the  Interest is to be valued for  purposes of repurchase is less than one year  following the date of a
                                                        Member's  initial  investment  in the Fund.  If  applicable, the  redemption  fee will be deducted  before payment of the proceeds of a repurchase.  The LLC  Agreement  provides that the Fund will be  dissolved  if the  Interest  of any Member that has submitted a written  request for  repurchase of its
                                                        Interest,   in   accordance   with  the  terms  of  the  LLC
                                                        Agreement,  has not been  repurchased  by the Fund  within a period of two years after the Member's request.

                                                        If a  repurchase  offer is  oversubscribed  by  Members  who tender  Interests,  the Fund will repurchase only a pro rata
                                                        portion  of  the  Interest   tendered  by  each  Member.  In
                                                        addition,  a  Member  who  tenders  for  repurchase  only  a portion  of an  Interest  will be  required  to  maintain  a minimum  capital  account  balance  of  $50,000,  net of the amount of the  Incentive  Allocation,  if any, that is to be debited  from the  capital  account  of the Member as of the date that the Fund  values  Interests  for  repurchase.  The
                                                        Fund  maintains  the  right  to  reduce  the  portion  of an
                                                        Interest  to be  repurchased  from  a  Member  so  that  the required minimum capital account balance is maintained.

                                                        The Fund may redeem  all or part of an  Interest  if,  among other reasons,  the Adviser  determines  that it would be in the best  interests of the Fund to do so. The Fund  reserves the right to  reduce  that  portion  of the  Interest  to be purchased  from a Member to maintain  the  Member's  capital account  balance at $50,000 if a Member tenders a portion of an Interest and the  repurchase  of that portion would cause the  Member's  capital  account  balance  to fall below this
                                                        required   minimum.   See   "Repurchases  of  Interests  and
                                                        Transfers--No  Right of Redemption"  and  "--Repurchases  of
                                                        Interests."
Taxation
                                                        Special  Fund  Counsel has rendered an opinion that the Fund will be treated as a partnership  and not as an  association taxable as a  corporation  for Federal  income tax purposes.
                                                        Special  Fund Counsel has also  rendered  its opinion  that,
                                                        under  a  "facts  and  circumstances"   test  set  forth  in
                                                        regulations  adopted by the U.S.  Treasury  Department,  the
                                                        Fund will not be treated as a "publicly traded  partnership"
                                                        taxable as a corporation.  Accordingly,  the Fund should not be subject to Federal  income  tax,  and each Member will be required  to  report  on its  own  annual  tax  return  such
                                                        Member's  distributive share of the Fund's taxable income or loss.

                                                        If it were  determined that the Fund should be treated as an association or a publicly  traded  partnership  taxable as a corporation  (as a result of a  successful  challenge to the opinions rendered by counsel to the Fund or otherwise),  the taxable  income of the Fund would be  subject  to  corporate income tax and any  distributions  of profits  from the Fund would be treated as dividends.  See "Taxes."
ERISA Plans And Other                                   Because  the  Fund and  Portfolio  Funds  may use  leverage,
   Tax-Exempt Entities                                  investors   subject  to  the  Employee   Retirement   Income
                                                        Security  Act  of  1974   ("ERISA")  and  other   tax-exempt
                                                        investors  may incur income tax  liability to the extent the
                                                        Fund's  transactions are treated as giving rise to unrelated business  taxable  income.  The  Fund  is not  designed  for investment by charitable  remainder  trusts and,  therefore, such trusts may not purchase Interests.  See "Taxes."
Risks and Special Considerations                        An  investment in the Fund  involves  substantial  risks and special considerations, including the following:
                                                        o        Investing  in the  Fund  can  result  in a loss  of
                                                                 capital invested.
                                                        o        Various risks are  associated  with the  securities
                                                                 and other  instruments in which Portfolio  Managers
                                                                 may   invest   and   the   specialized   investment
                                                                 techniques they may use.
                                                        o        The Fund is, and  certain  Portfolio  Funds may be,
                                                                 newly formed and have no operating histories.
                                                        o        Interests are subject to  substantial  restrictions
                                                                 on transfer and have limited liquidity.
                                                        o        The Fund is a  non-diversified  fund and invests in
                                                                 Portfolio  Funds  that  may  not  have  diversified
                                                                 investment  portfolios  and  may,  in  some  cases,
                                                                 concentrate  their investments in a single industry
                                                                 or group of related industries.
                                                        o        Portfolio    Managers    will   charge   the   Fund
                                                                 asset-based   fees  and  typically   will  also  be
                                                                 entitled      to     receive      performance-based
                                                                 allocations.  These  are in  addition  to the  fees
                                                                 and Incentive Allocation imposed by the Fund.
                                                        o        Performance-based     allocations     may    create
                                                                 incentives   for  the   Investment   Manager  or  a
                                                                 Portfolio Manager to make risky investments.
                                                        o        The Adviser,  the Investment  Manager and Portfolio
                                                                 Managers  have  conflicts  of  interest.  Portfolio
                                                                 Managers  may,  in  pursuing  independently  of one
                                                                 another  their  respective  investment  objectives,
                                                                 effect offsetting transactions,  which could result
                                                                 in the Fund  bearing  transactional  costs  without
                                                                 obtaining any benefit.
                                                        o        Portfolio  Funds  generally  will not be registered
                                                                 as  investment   companies   under  the  Investment
                                                                 Company Act.
                                                        o        The Investment  Manager may have little or no means
                                                                 of independently  verifying information provided by
                                                                 Portfolio Managers.
                                                        o        Investors    will   bear   fees,    expenses    and
                                                                 performance-based  allocations  at the  Fund  level
                                                                 and  also  at  the  Portfolio   Fund  or  Portfolio
                                                                 Account level.
                                                        o        The  Fund  may  be  subject  to   performance-based
                                                                 allocations  by  Portfolio  Managers  even  if  the
                                                                 Fund's overall returns are negative.
                                                        o        The  Fund  may make  additional  investments  in or
                                                                 effect  withdrawals  from  Portfolio  Funds only at
                                                                 certain times.
                                                        o        The Fund may receive  securities  that are illiquid
                                                                 or   difficult   to   value  in   connection   with
                                                                 withdrawals and distributions from Portfolio Funds.
                                                        o        Delays in  Portfolio  Manager  reporting  may delay
                                                                 reports  to  Members  and  require  Members to seek
                                                                 extensions  of  the  deadline  to  file  their  tax
                                                                 returns.
                                                        o        The fees and performance-based  allocations payable
                                                                 by the Fund and  Members  are higher  than those of
                                                                 most other registered investment companies.

                                                        In view  of the  risks  noted  above,  the  Fund  should  be considered a speculative  investment  and  investors  should invest in the Fund only if they can sustain a complete  loss of their investment.

                                                        No guarantee or  representation  is made that the investment program  of  the  Fund  or any  Portfolio  Manager  will  be successful,  that the various  Portfolio  Managers  selected will produce  positive returns or that the Fund will achieve its investment objective.
                                                        See "Risk Factors."

9118872.5                                                        52

                                                       SUMMARY OF FUND EXPENSES

                  The following  table  illustrates  the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price).................................2.50% (1)
     Redemption Fee (as percentage of value of Interest repurchased)........................1.00%
        (applies to repurchases less than one year after date of initial investment)

Annual Expenses (as a percentage of net assets attributable to
     Interests)
     Management Fee.........................................................................1.20%
     Administration Fee.....................................................................0.25%
     Investor Servicing Fee.................................................................0.50%
     Other expenses.........................................................................0.40% (2)
     Total annual expenses
        (excluding Incentive Allocation)....................................................2.35%

     Incentive Allocation..................................................................10.00% (3)
        (as percentage of net profits in excess of Preferred Return)

     (1)      Investments of less than $500,000 are subject to a sales load of 2.5% and investments of $500,000 or more will be subject to a sales load of 1.5%, in each case as a percentage of the public offering price.  Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments by the Member in determining the applicable sales load.  No sales load will be charged to certain types of investors.  See "Distribution Arrangements."
(2)      Does not include  ongoing  offering costs (which are not expected to exceed 1% of net assets  annually)  which will be charged to capital as incurred and borne by Members pro rata in accordance with their respective capital account balances.

     (3)      The Adviser (or an affiliate of the Adviser that it  designates)  is entitled to receive a  performance-based  allocation equal to 10% of the net profits,  if any, in excess of the "Preferred  Return" that otherwise would have been credited to the capital  account of each  Member (the  "Incentive  Allocation").  The  Preferred  Return is an amount  determined  by applying an annual  percentage  rate equal to 8% to the capital  account  balance of a Member as of the beginning of each fiscal period within the  applicable  the period for which the Incentive  Allocation is to be  determined.  The Incentive
              Allocation will be debited from each Member's  capital account and credited to a capital  account  maintained  solely for this  purpose  (the  "Special  Advisory  Account"),  and  generally  will be made  as of the  end of each  calendar  year
              (commencing  December 31, 2002), and upon the repurchase of the Member's Interest (or a portion  thereof).  The Incentive
              Allocation  will be made only with  respect to net profits  allocable to a Member that exceed any balance in the Member's
              Loss Recovery Account.  See "Management of the Fund--Incentive Allocation."

                  The purpose of the table above is to assist  prospective  investors in  understanding  the various costs and expenses investors in the Fund will bear directly or  indirectly.  "Other  expenses," as shown above,  is an estimate,  assuming Fund net assets of $150 million.  For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

                                                        Example 1
                                                        ---------

                                            1 Year      3 Years       5 Years      10 Years
                                            ------      --------      -------      --------
An investor would pay the following
expenses on a $1,000 investment
(including the Incentive Allocation),
assuming a 10% annual return that
exceeds an assumed Preferred Return of        $48          $97         $147          $287
8% in each period:

                                                        Example 2
                                                        ---------

                                            1 Year      3 Years       5 Years      10 Years
                                            ------      --------      -------      --------
An investor would pay the following
expenses on a $50,000 investment
(including the Incentive Allocation),
assuming a 10% annual return that
exceeds an assumed Preferred Return of      $2,411       $4,826       $7,370       $14,345
8% in each period:

                  The Examples are based on the fees and expenses set forth above,  including the Incentive Allocation,  and should not be considered a  representation  of future  expenses.  Actual  expenses may be greater or less than those shown,  and the Fund's actual rate of return may be greater or less than the  hypothetical  10% return assumed in the Examples.  If the actual rate of return exceeds
10%, or if the difference  between the Fund's actual rate of return and Preferred Return is greater than the difference  assumed in the
Examples  above,  the dollar amounts of expenses  (which for purposes of the Examples are assumed to include the Incentive  Allocation)
could be significantly higher because of the Incentive Allocation.

                                                             RISK FACTORS

                  An investment  in the Fund  involves  substantial  risks,  including the risk that the entire amount  invested may be lost. The Fund allocates its assets to Portfolio  Managers and invests in Portfolio Funds that invest in and actively trade  securities and other financial  instruments using a variety of strategies and investment  techniques that may involve  significant risks.  Various risks are also associated with an investment in the Fund,  including risks relating to the  multi-manager  structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

                  Prospective  investors  should consider the following  factors in determining  whether an investment in the Fund is a suitable  investment.  However,  the risks  enumerated  below should not be viewed as encompassing  all of the risks associated with an investment in the Fund.  Prospective  investors should read this entire  prospectus and the statement of additional  information of the
Fund (the "SAI") and  consult  with their own  advisers  before  deciding  whether to invest.  In  addition,  as the Fund's  investment program develops and changes over time (subject to limitations  established by the Fund's  investment  policies and  restrictions),  an investment in the Fund may in the future be subject to additional and different risk factors.

INVESTMENT-RELATED RISKS

                  General  Economic  and Market  Conditions.  The success of the Fund's  investment  program may be affected by general economic and market conditions,  such as interest rates,  availability of credit,  inflation rates,  economic  uncertainty,  changes in laws, and national and international  political  circumstances.  These factors may affect the level and volatility of securities prices and the liquidity of investments  held by Portfolio Funds and Portfolio  Accounts.  Unexpected  volatility or illiquidity  could impair the Fund's profitability or result in losses.

                  Highly Volatile Markets. The prices of commodities  contracts and all derivative  instruments,  including futures and options,  can be highly volatile.  Price movements of forward,  futures and other  derivative  contracts in which a Portfolio Fund's or
Portfolio  Account's  assets may be invested  are  influenced  by,  among other  things,  interest  rates,  changing  supply and demand relationships,  trade,  fiscal,  monetary and exchange  control  programs and policies of governments,  and national and  international political and economic  events and policies.  In addition,  governments  from time to time  intervene,  directly and by regulation,  in certain markets,  particularly those in currencies,  financial  instruments,  futures and options.  Such intervention often is intended directly to influence  prices and may,  together with other  factors,  cause all of such markets to move rapidly in the same  direction because of, among other things,  interest rate  fluctuations.  Portfolio  Funds and Portfolio  Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

                  Risks of  Securities  Activities.  All  securities  investing  and  trading  activities  involve  the risk of loss of capital.  While the  Investment  Manager will attempt to moderate  these risks,  there can be no assurance  that the Fund's  investment activities  will be  successful  or that  Members  will not  suffer  losses.  The  following  discussion  sets  forth  some of the more significant risks associated with the Portfolio Managers' styles of investing:

                  Equity Securities.  Portfolio Managers' investment  portfolios may include long and short positions in common stocks, preferred stocks and convertible  securities of U.S. and non-U.S.  issuers.  Portfolio Managers also may invest in depository  receipts relating to non-U.S.  securities.  Equity  securities  fluctuate in value,  often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

                  Fixed-Income  Securities.  The value of  fixed-income  securities in which  Portfolio  Funds and  Portfolio  Accounts invest will change in response to  fluctuations  in interest  rates.  In addition,  the value of certain  fixed-income  securities  can fluctuate in response to  perceptions  of credit  worthiness,  political  stability or soundness of economic  policies.  Valuations  of other fixed-income instruments,  such as mortgage-backed  securities,  may fluctuate in response to changes in the economic environment that may affect future cash flows.

                  Non-U.S.  Investments.  It is expected  that  Portfolio  Funds and  Portfolio  Accounts  will invest in securities of
non-U.S.  companies and countries.  Investing in these securities involves certain considerations not usually associated with investing in securities of U.S.  companies or the U.S.  government,  including  political and economic  considerations,  such as greater risks of expropriation and nationalization,  confiscatory  taxation,  the potential difficulty of repatriating funds, general social,  political and economic  instability  and adverse  diplomatic  developments;  the  possibility  of  imposition  of  withholding  or other taxes on dividends,  interest,  capital gain or other income;  the small size of the securities  markets in such countries and the low volume of trading,  resulting in potential lack of liquidity and in price  volatility;  fluctuations in the rate of exchange  between  currencies and costs associated with currency  conversion;  and certain  government  policies that may restrict a Portfolio  Manager's  investment opportunities.  In addition,  accounting  and  financial  reporting  standards  that  prevail in foreign  countries  generally  are not equivalent to United States  standards  and,  consequently,  less  information  is available to investors in companies  located in such countries  than is available  to  investors  in  companies  located in the United  States.  Moreover,  an issuer of  securities  may be domiciled in a country  other than the country in whose  currency the  instrument  is  denominated.  The values and relative  yields of investments in the securities  markets of different  countries,  and their associated  risks,  are expected to change  independently of each other.  There is also less  regulation,  generally,  of the  securities  markets in foreign  countries than there is in the United
States.  In addition,  unfavorable  changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated  in foreign  currencies  or traded in non-U.S.  markets.  Portfolio  Managers  may, but are generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

                  Securities  of issuers in emerging and  developing  markets  present risks not found in securities of issuers in more mature  markets.  Securities  of issuers in emerging and  developing  markets may be more  difficult to sell at  acceptable  prices and their prices may be more volatile than securities of issuers in more developed  markets.  Settlements of securities  trades in emerging and  developing  markets may be subject to greater  delays than in other  markets so that the Fund might not receive the  proceeds of a sale of a security on a timely basis.  Emerging  markets  generally have less developed  trading  markets and exchanges,  and legal and accounting  systems.  Investments  in issuers in  emerging  and  developing  markets  may be  subject  to greater  risks of  government restrictions  with respect to withdrawing the proceeds from sales of such  investments.  Economies of developing  countries may be more dependent  on  relatively  few  industries  that may be highly  vulnerable  to local and  global  changes.  Governments  of  developing countries may be more unstable and present greater risks of  nationalization  or  restrictions on foreign  ownership of stocks of local companies.

                  Illiquid Portfolio  Investments.  Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other  restrictions on transfer or for which no liquid market exists.  The market prices,  if any, for such securities tend to be  volatile  and a Portfolio  Fund or  Portfolio  Account may not be able to sell them when it desires to do so or to realize  what it perceives to be their fair value in the event of a sale.  The sale of restricted and illiquid  securities  often requires more time and results in higher  brokerage  charges or dealer  discounts  and other selling  expenses  than does the sale of securities  eligible for trading on national securities exchanges or in the over-the-counter  markets.  Restricted  securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

                  The  Portfolio  Managers  may  utilize a variety  of  special  investment  instruments  and  techniques  to hedge the portfolios  of the  Portfolio  Funds against  various  risks (such as changes in interest  rates or other factors that affect  security values) or for non-hedging  purposes to pursue a Portfolio Fund's or Portfolio  Account's  investment  objective.  These strategies may be  executed  through  derivative  transactions.  Certain of the special  investment  instruments  and  techniques  that the  Portfolio
Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

                  Derivatives.  Derivatives  are  securities  and  other  instruments  the  value  or  return  of which is based on the performance of an underlying asset,  index,  interest rate or other investment.  Derivatives may be volatile and involve various risks, depending  upon the  derivative  and its  function in a  portfolio.  Special  risks may apply to  instruments  that are  invested in by
Portfolio Funds or Portfolio  Accounts in the future that cannot be determined at this time or until such  instruments are developed or invested in by Portfolio  Funds or Portfolio  Accounts.  Certain  swaps,  options and other  derivative  instruments  may be subject to various types of risks,  including  market risk,  liquidity  risk, the risk of  non-performance  by the  counterparty,  including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

                  Call and Put Options.  There are risks  associated  with the sale and  purchase of call and put  options.  The seller
(writer) of a call option  which is covered  (e.g.,  the writer  holds the  underlying  security)  assumes the risk of a decline in the market price of the underlying  security below the purchase price of the underlying  security less the premium  received,  and gives up the  opportunity  for gain on the underlying  security  above the exercise price of the option.  The seller of an uncovered call option assumes the risk of a theoretically  unlimited increase in the market price of the underlying  security above the exercise price of the option.  The  securities  necessary to satisfy the exercise of the call option may be  unavailable  for purchase  except at much higher prices.  Purchasing  securities  to satisfy  the  exercise  of the call  option can itself  cause the price of the  securities  to rise further,  sometimes by a significant amount,  thereby  exacerbating the loss. The buyer of a call option assumes the risk of losing its entire  premium  invested in the call  option.  The seller  (writer)  of a put option  which is covered  (e.g.,  the writer has a short position in the underlying  security)  assumes the risk of an increase in the market price of the  underlying  security above the sales price (in  establishing  the short  position) of the underlying  security plus the premium  received,  and gives up the opportunity for gain on the underlying  security  below the exercise  price of the option.  The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying  security  below the exercise price of the option.  The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

                  Hedging  Transactions.  The Portfolio Managers may utilize a variety of financial  instruments,  such as derivatives, options,  interest rate swaps, caps and floors,  futures and forward contracts to seek to hedge against declines in the values of their portfolio  positions as a result of changes in currency  exchange  rates,  certain  changes in the equity  markets and market  interest rates and other events.  Hedging  transactions may also limit the opportunity for gain if the value of the hedged  portfolio  positions should  increase.  It may not be possible  for the  Portfolio  Managers  to hedge  against a change or event at a price  sufficient  to protect a Portfolio Fund's or Portfolio Account's assets from the decline in value of the portfolio  positions  anticipated as a result of such change.  In addition,  it may not be possible to hedge  against  certain  changes or events at all.  While a Portfolio  Manager may enter into such  transactions  to seek to reduce  currency  exchange rate and interest rate risks, or the risks of a decline in the equity markets  generally or one or more sectors of the equity  markets in particular,  or the risks posed by the occurrence of certain other  events,  unanticipated  changes in currency or interest  rates or  increases or smaller  than  expected  decreases in the equity markets or sectors being hedged or the  non-occurrence of other events being hedged against may result in a poorer overall  performance for the Fund than if the Portfolio  Manager had not engaged in any such hedging  transaction.  In addition,  the degree of  correlation between price movements of the instruments  used in a hedging  strategy and price movements in the portfolio  position being hedged may vary.  Moreover,  for a variety of reasons,  the  Portfolio  Managers  may not seek to  establish a perfect  correlation  between  such hedging  instruments  and the portfolio  holdings being hedged.  Such  imperfect  correlation  may prevent the Portfolio  Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

                  Counterparty  Credit  Risk.  Many of the markets in which the  Portfolio  Funds or  Portfolio  Accounts  effect their transactions are  "over-the-counter"  or "inter-dealer"  markets. The participants in these markets are typically not subject to credit evaluation and regulatory  oversight as are members of "exchange  based" markets.  To the extent a Portfolio Fund or Portfolio  Account invests in swaps,  derivative or synthetic  instruments,  or other  over-the-counter  transactions,  on these markets, it is assuming a credit  risk with  regard to  parties  with whom it trades and may also bear the risk of  settlement  default.  These  risks may differ materially  from those  associated  with  transactions  effected on an exchange,  which  generally are backed by clearing  organization guarantees,  daily  marking-to-market  and settlement,  and segregation and minimum capital requirements  applicable to intermediaries.
Transactions  entered  into  directly  between two  counterparties  generally  do not benefit  from such  protections.  This  exposes a
Portfolio  Fund or Portfolio  Account to the risk that a counterparty  will not settle a transaction  in accordance  with its terms and conditions  because  of a dispute  over the terms of the  contract  (whether  or not bona  fide) or  because  of a credit or  liquidity
                                                                                     ----  ----
problem,  thus causing the Portfolio Fund or Portfolio  Account to suffer a loss. Such  counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent  settlement,  or where a Portfolio Fund or Portfolio Account has concentrated  its  transactions  with a single or small  group of  counterparties.  Portfolio  Funds  and  Portfolio  Accounts  are not
restricted  from  dealing  with  any  particular  counterparty  or  from  concentrating  any or  all of  their  transactions  with  one counterparty.  However,  the Investment  Manager,  with the intent to diversify,  intends to monitor  counterparty  credit  exposure of
Portfolio  Funds and Portfolio  Accounts.  The ability of Portfolio Funds and Portfolio  Accounts to transact  business with any one or number of counterparties,  the lack of any independent  evaluation of such counterparties'  financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

                  Leverage;  Interest  Rates;  Margin.  The Fund is  authorized  to  borrow  money  for  investment  purposes,  to meet repurchase  requests and for cash  management  purposes.  Portfolio  Funds  generally  are also  permitted to borrow  money.  The Fund,
Portfolio  Funds and  Portfolio  Accounts may  directly or  indirectly  borrow  funds from  brokerage  firms and banks.  Borrowing  for investment  purposes is known as  "leverage."  Portfolio  Funds and Portfolio  Accounts may also  "leverage" by using  options,  swaps, forwards and other derivative  instruments.  Although  leverage presents  opportunities for increasing total investment  return, it has the effect of potentially  increasing losses as well. Any event that adversely  affects the value of an investment,  either directly or indirectly,  by a Portfolio  Fund or  Portfolio  Account  could be magnified to the extent that  leverage is employed.  The  cumulative effect of the use of leverage,  directly or indirectly,  in a market that moves  adversely to the  investments of the entity  employing the leverage  could  result in a loss that would be greater than if leverage  were not  employed.  In addition,  to the extent that the
Fund,  Portfolio  Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating  results of the
Fund.  Any borrowings by the Fund for investment purposes will be made solely for Portfolio Accounts.

                  In general,  the anticipated use of short-term margin borrowings by Portfolio Funds and Portfolio Accounts results in certain  additional  risks. For example,  should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio  Funds or Portfolio  Funds have borrowed  increase  their  maintenance  margin  requirements
(i.e., reduce the percentage of a position that can be financed),  then the Portfolio Funds or Portfolio Accounts could be subject to a
"margin  call,"  pursuant to which they must either deposit  additional  funds with the broker or suffer  mandatory  liquidation of the pledged  securities  to  compensate  for the  decline  in value.  In the event of a  precipitous  drop in the value of the  assets of a
Portfolio  Fund or Portfolio  Account,  it might not be able to liquidate  assets  quickly  enough to pay off the margin debt and might suffer mandatory  liquidation of positions in a declining market at relatively low prices,  thereby incurring  substantial  losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

                  Short Selling.  The Portfolio  Managers may engage in short selling.  Short selling involves selling  securities that are not owned and borrowing the same  securities for delivery to the purchaser,  with an obligation to replace the borrowed  securities at a later date.  Short selling  allows an investor to profit from  declines in market  prices to the extent such  declines  exceed the transaction  costs and the costs of borrowing the  securities.  A short sale creates the risk of an unlimited loss, as the price of the underlying  security could  theoretically  increase  without limit,  thus  increasing the cost of buying those  securities to cover the short  position.  There can be no assurance  that the  securities  necessary to cover a short  position will be available for purchase.
Purchasing  securities  to close  out the  short  position  can  itself  cause the price of the  securities  to rise  further,  thereby exacerbating the loss.  For these reasons, short selling is considered a speculative investment practice.

                  Portfolio  Funds and Portfolio  Accounts may also effect short sales  "against the box." These  transactions  involve selling  short  securities  that are owned (or that a Portfolio  Fund or Portfolio  Account has the right to obtain).  When a Portfolio
Fund or Portfolio  Account enters into a short sale against the box, it will set aside securities  equivalent in kind and amount to the securities sold short (or securities  convertible or exchangeable  into such  securities) and will hold such securities while the short sale is outstanding.  Portfolio Funds and Portfolio Accounts will incur transaction costs,  including interest expenses,  in connection with opening, maintaining and closing short sales against the box.

GENERAL RISKS

                  Lack of  Operating  History.  The Fund is a newly  formed  entity  that  does not have  any  operating  history  that investors can use to evaluate the Fund's  investment  performance.  Certain Portfolio Funds may also be newly formed entities that have no operating  histories.  In such cases,  the  Investment  Manager will have  evaluated the past  investment  performance  of Portfolio
Managers or their  personnel.  However,  this past investment  performance may not be indicative of the future results of an investment in a Portfolio  Fund managed by a Portfolio  Manager.  Although  the  Investment  Manager,  its  affiliates  and their  personnel  have considerable  experience  evaluating the performance of alternative asset managers and providing manager selection and asset allocation services  to  clients,  the  Fund's  investment  program  should be  evaluated  on the basis that  there can be no  assurance  that the
Investment  Manager's  assessments of Portfolio  Managers,  and in turn their  assessments of the short-term or long-term  prospects of investments,  will prove  accurate.  Thus,  the Fund may not  achieve  its  investment  objective  and the  Fund's net asset  value may decrease.

                  Non-Diversified  Status.  The  Fund  is a  "non-diversified"  investment  company.  Thus,  there  are  no  percentage limitations  imposed by the Investment  Company Act of 1940, as amended (the "Investment  Company Act") on the percentage of the Fund's assets that may be invested in the securities of any one issuer.  Also,  there are no  requirements  that the  investments of Portfolio
Funds be  diversified.  The  portfolio of the Fund may  therefore be subject to greater risk than the  portfolio of a similar fund that diversifies  its  investments.  To address this risk, not more than 10% of the Fund's net assets will be allocated to any one Portfolio
Manager.

         In addition, although the Fund will not invest 25% or more of the value of its total assets in the securities (other than
U.S. Government securities) of issuers engaged in a single industry or group of related industries, Portfolio Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries.  The Fund will not invest in a Portfolio Fund if, as a result of such investment, 25% or more of the value of the Fund's total assets will be invested in Portfolio Funds that, in the aggregate, have investment programs that focus on investing in any single industry or group of related industries.  Nevertheless, it is possible that, at any given time, the assets of Portfolio Funds in which the Fund has invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets.  The Fund does not believe that this situation is likely to occur given the nature of its investment program.  However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Portfolio Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors.  Portfolio
Funds are not generally required to provide current information regarding their investments to their investors (including the Fund).
Thus, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Portfolio
Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.

                  Incentive  Allocation.  Each Portfolio Manager generally will be entitled to receive  performance-based  allocations, expected to range from 15% to 25% of net profits,  with respect to the Portfolio  Fund that it manages.  Performance-based  allocations may create an incentive for Portfolio  Managers to make  investments  that are riskier or more  speculative  than those that might have been made in the absence of such arrangements.  In addition,  because the  performance-based  allocations are generally calculated on a basis that includes realized and unrealized  appreciation,  these allocations may be greater than if they were based solely on realized gains.

                  In  addition,  the  Adviser  (or  an  affiliate  that  it  designates)  will  generally  be  entitled  to  receive  a performance-based  allocation from the net profits,  if any, in excess of the Preferred  Return that otherwise would have been credited to the capital  account of each Member (the  "Incentive  Allocation"),  assuming  there is no  positive  balance in the  Member's  Loss
Recovery  Account.  This special  allocation  of 10% of such net profits may create an  incentive  for the  Investment  Manager to make investment  decisions  on behalf  of the Fund  that are  riskier  or more  speculative  than  would be the case in the  absence  of the
Incentive  Allocation.  In addition,  because the Incentive  Allocation is calculated on a basis that includes unrealized  appreciation of the Fund's assets,  the Incentive  Allocation may be greater than if it were based solely on realized gains.  See "Management of the
Fund--Incentive Allocation."

                  Limited Liquidity;  In-kind  Distributions.  An investment in the Fund provides limited liquidity since Interests may be held only  through the  Distributor  or a broker or dealer that has  entered  into a selling  agreement  with the  Distributor,  and
Members will not be able to redeem  Interests on a daily basis because the Fund is a closed-end  fund.  In addition,  with very limited exceptions,  Interests are not  transferable,  and liquidity will be provided only through  repurchase offers made from time to time by the Fund.  An  investment in the Fund is therefore  suitable  only for  investors  who can bear the risks  associated  with the limited liquidity of Interests and should be viewed as a long-term investment.

                  Payment for repurchased  Interests may require the Fund to liquidate  portfolio  holdings earlier than the Investment
Manager would otherwise  liquidate these holdings,  potentially  resulting in losses,  and may increase the Fund's portfolio  turnover.
The Adviser and the  Investment  Manager  intend to take  measures  (subject to such  policies as may be  established  by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

                  If a Member  tenders its Interest (or a portion of its  Interest) in connection  with a repurchase  offer made by the
Fund, that tender may not be rescinded by the Member after the date on which the repurchase  offer  terminates.  However,  the value of
Interests that are tendered by Members  generally will not be determined until a date  approximately  one month later and will be based on the value of the Fund's  assets as of such later date.  A Member will thus  continue  to bear  investment  risk after an Interest is tendered for  repurchase and until the date as of which the Interest is valued for purposes of  repurchase.  In addition,  a redemption fee equal to 1.00% of the value of an Interest (or portion of an Interest)  repurchased  by the Fund will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than one year  following the date of a Member's  initial  investment in the Fund.

                  The Fund  expects to  distribute  cash to the holders of Interests  that are  repurchased.  However,  there can be no assurance  that  the Fund  will  have  sufficient  cash to pay for  Interests  that are  being  repurchased  or that it will be able to liquidate  investments  at favorable  prices to pay for  repurchased  Interests.  Although the Fund does not  generally  intend to make distributions in-kind, under the foregoing  circumstances,  and in other unusual circumstances where the Board determines that making a cash payment would result in a material  adverse effect on the Fund or on Members not tendering  Interests for repurchase,  Members may receive in-kind  distributions of investments from the Fund's  portfolio  (valued in accordance with the Fund's valuation  policies) in connection  with the  repurchase  of Interests  by the Fund.  Any such  distributions  will be made on the same basis to all Members in connection  with any particular  repurchase  offer.  In addition,  a  distribution  may be made partly in cash and partly  in-kind.  An in-kind  distribution may consist of securities that are not readily  marketable and may be subject to restrictions on resale.  Members receiving an in-kind  distribution will incur costs,  including  commissions,  in disposing of securities that they receive, and in the case of securities  that are not readily  marketable,  Members may not be able to sell the  securities  except at prices that are lower than those at which the securities were valued by the Fund or without  substantial  delay. For these various reasons,  an investment in the Interests is suitable only for sophisticated investors.  See "Repurchases of Interests and Transfers."

                  Conflicts of Interest.  The Adviser,  the Investment  Manager and their affiliates,  as well as many of the Portfolio
Managers and their respective  affiliates,  provide investment advisory and other services to clients other than the Fund and Portfolio
Funds. In addition,  investment  professionals  associated with the Adviser,  the Investment Manager or Portfolio Managers may carry on investment  activities  for their own accounts and the accounts of family  members  (collectively  with other  accounts  managed by the
Adviser,  the  Investment  Manager and their  affiliates,  "Other  Accounts").  The Fund and Portfolio  Funds have no interest in these activities.  As a result of the foregoing,  the Adviser,  the Investment  Manager and Portfolio Managers will be engaged in substantial activities  other than on behalf of the Fund and may have  differing  economic  interests  in respect of such  activities  and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

                  There may be  circumstances  under which the Investment  Manager or a Portfolio  Manager will cause one or more Other
Accounts to commit a larger  percentage of their assets to an investment  opportunity  than the percentage of the Fund's or a Portfolio
Fund's  assets they commit to such  investment.  There also may be  circumstances  under  which the  Investment  Manager or a Portfolio
Manager  purchases or sells an investment for their Other Accounts and does not purchase or sell the same  investment for the Fund or a
Portfolio  Fund, or purchases or sells an  investment  for the Fund and does not purchase or sell the same  investment  for one or more
Other Accounts.  However,  it is the policy of the Investment Manager,  and generally also the policy of the Portfolio Managers,  that:
investment  decisions  for the Fund,  Portfolio  Accounts  and Other  Accounts  be made based on a  consideration  of their  respective investment  objectives  and  policies,  and other needs and  requirements  affecting  each  account that they  manage;  and  investment transactions and opportunities be fairly allocated among their clients, including the Fund and Portfolio Funds.

                  The Adviser, the Investment Manager,  Portfolio Managers and their respective  affiliates may have interests in Other
Accounts they manage which differ from their  interests in the Fund and Portfolio  Funds and may manage such accounts on terms that are more  favorable  to them than the terms on which they manage the Fund or  Portfolio  Funds.  In addition,  the  Investment  Manager and
Portfolio  Managers may charge fees to Other Accounts and be entitled to receive  performance-based  incentive  allocations  from Other
Accounts that are lower than the fees and Incentive Allocation to which the Fund and its Members are subject.

                  Tax Risks.  A noncorporate  Member's  share of the Fund's  investment  expenses  (including,  but not limited to, the
                                                                                                 ==
Management  Fee,  the  administration  fee paid to the  Adviser  and the Fund's  share of any fees  payable by  Portfolio  Funds to the
Portfolio  Managers) may be subject to certain  limitations on  deductibility  for regular  Federal income tax purposes.  Such expenses may be completely  disallowed for purposes of determining the noncorporate  Member's  alternative minimum tax liability will apply. See
"Taxes."

                  Distributions  to Members and Payment of Tax Liability.  The Fund does not intend to make periodic  distributions  of its net income or gains,  if any,  to  Members.  Whether or not  distributions  are made,  Members  will be  required  each year to pay applicable  Federal and state income taxes on their  respective  shares of the Fund's  taxable  income,  and may have to pay applicable taxes from other  sources.  The amount and times of any  distributions  will be  determined in the sole  discretion  of the Board.  See
"Taxes."

                  Possible  Delays in Schedule  K-1s.  Each year,  the Fund will  distribute  Schedules K-1 to Members so that they can prepare  their  respective  income tax returns.  The  preparation  of such returns is each  Member's  sole  responsibility.  The Fund's ability to provide  final  Schedules  K-1 to Members  for any given tax year prior to April 15 of the  following  year will depend upon when it receives the requisite  information from Portfolio Funds. The Fund will provide  Schedules K-1 as soon as practicable  after it receives  all  necessary  information.  However,  it is  inevitable  that delays will occur.  Members  should  therefore be prepared to obtain  extensions of the filing dates for their  Federal,  state and local income tax returns.  Members  should consult their personal tax advisers.

                  Considerations  for ERISA Plans and Other Tax-Exempt  Entities.  Investors subject to the Employee  Retirement Income
Security Act of 1974, as amended ("ERISA"),  and other tax-exempt  entities,  including employee benefit plans,  Individual  Retirement
Accounts and 401(k) and Keogh Plans,  may purchase  Interests.  The Fund's  assets  should not be  considered  to be "plan  assets" for purposes  of ERISA's  fiduciary  responsibility  and  prohibited  transaction  rules or similar  provisions  of the Code.  For  further information  regarding an investment in the Fund by investors  subject to ERISA,  see "ERISA  Considerations"  in the SAI.  Because the
Fund and the Portfolio Funds in which it invests may use leverage,  a tax-exempt  investor may incur income tax liability to the extent the Fund's  transactions  are treated as giving rise to unrelated  business  taxable income.  See "Taxes." The Fund is not designed for investment by charitable remainder trusts.  For this reason, charitable remainder trusts may not purchase Interests.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

                  Portfolio  Funds  generally  will not be registered as investment  companies  under the  Investment  Company Act and, therefore,  the Fund will not have the benefit of various  protections  afforded  by the  Investment  Company  Act with  respect to its investments in Portfolio Funds.  Although the Investment  Manager expects to receive detailed  information from each Portfolio  Manager regarding its investment  performance and investment  strategy on a regular basis,  in most cases the Investment  Manager has little or no means of  independently  verifying this  information.  A Portfolio  Manager may use proprietary  investment  strategies that are not fully  disclosed to the  Investment  Manager,  which may involve risks under some market  conditions  that are not  anticipated  by the
Investment  Manager.  In addition,  many Portfolio Managers will not be registered as investment advisers under the Investment Advisers
Act of 1940 (the  "Advisers  Act") in reliance  on certain  exemptions  from  registration  under that act.  In such  cases,  Portfolio
Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

                  By investing in Portfolio Funds and Portfolio Accounts  indirectly through the Fund,  investors bear asset-based fees and  performance-based  allocations at the Fund level and the Portfolio  Fund or Portfolio  Account  level.  Similarly,  Members bear a proportionate  share of the other operating  expenses of the Fund (including the Investor  Servicing Fee and  administrative  expenses)
and,  indirectly,  similar expenses of the Portfolio Funds and Portfolio Accounts.  An investor who meets the conditions imposed by the
Portfolio Managers,  including  investment minimums that may be considerably higher than the $50,000 minimum imposed by the Fund, could invest directly with the Portfolio Managers.

                  Each Portfolio  Manager will receive any  performance-based  allocation to which it is entitled  irrespective  of the investment  performance of other  Portfolio  Managers or the investment  performance of the Fund generally.  Thus, a Portfolio  Manager with positive  investment  performance  will receive this  allocation  from the Fund (and  indirectly  from Members) even if the Fund's overall  investment  return is negative.  Investment  decisions of the Portfolio  Managers are made  independently  of each other. As a result,  at any particular time, one Portfolio  Manager may be purchasing shares of an issuer for a Portfolio Fund or Portfolio Account whose shares are being sold by another  Portfolio  Manager for another  Portfolio Fund or Portfolio  Account.  In any such  situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

                  Since the Fund may make additional  investments in or effect  withdrawals from a Portfolio Fund only at certain times pursuant to limitations  set forth in the governing  documents of the Portfolio  Fund, the Fund from time to time: may have to invest a greater portion of its assets  temporarily in money market securities than it otherwise might wish to invest;  may have to borrow money to repurchase  Interests;  and may not be able to withdraw its  investment in a Portfolio Fund promptly after it has made a decision to do so.  This may adversely affect the Fund's investment return or increase the Fund's expenses.

                  Portfolio Funds may be permitted to redeem their  interests  in-kind.  Thus,  upon the Fund's  withdrawal of all or a portion of its  interest in a Portfolio  Fund,  the Fund may receive  securities  that are  illiquid or  difficult  to value.  In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

                  The Fund may agree to indemnify  certain of the Portfolio Funds and,  subject to certain  limitations  imposed by the
Investment  Company Act,  certain  Portfolio  Managers  from  liability,  damage,  cost or expense  arising out of, among other things, certain acts or omissions.

                  Portfolio Account  Allocations.  The Fund may on occasion allocate its assets to a Portfolio Manager by retaining the
Portfolio  Manager  to manage a  Portfolio  Account  for the Fund,  rather  than  invest in the  Portfolio  Manager's  Portfolio  Fund.
Portfolio Accounts can expose the Fund to theoretically  unlimited liability,  and it is possible,  given the leverage at which certain of the Portfolio  Managers will trade, that the Fund could lose more in a Portfolio  Account that is managed by a particular  Portfolio
Manager than the Fund has allocated to such  Portfolio  Manager to invest.  This risk may be avoided if the Fund,  instead of retaining a  Portfolio  Manager to manage a  separate  account  comprised  of a  designated  portion  of the  Fund's  assets,  creates a separate investment  vehicle  for which a  Portfolio  Manager  will  serve as  general  partner  and in which the Fund will be the sole  limited partner. Use of this structure,  however,  involves various expenses,  and there is no requirement that separate investment vehicles be created for Portfolio Accounts.

                  Estimates.  In most cases,  the Fund will have little ability to assess the accuracy of the valuations  received from a Portfolio Manager  regarding a Portfolio Fund.  Furthermore,  these valuations will typically be estimates only,  subject to revision based on each Portfolio Fund's annual audit.  Revisions to the Fund's gain and loss  calculations  will be an ongoing  process,  and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed.

                  Certain  securities  in which  Portfolio  Funds  invest  may not have  readily  ascertainable  market  prices.  These securities will nevertheless  generally be valued by Portfolio Managers,  which valuations will be conclusive with respect to the Fund, even though  Portfolio  Managers will generally face a conflict of interest in valuing such securities  because the values given to the securities will affect the compensation of the Portfolio  Managers.  Any such securities held by a Portfolio  Account will be valued at their "fair value" as determined in good faith by the Board.

                                                            USE OF PROCEEDS

                  The Fund will invest the net  proceeds of the  offering  in  accordance  with its  investment  objective,  investment policies and  principal  strategies as soon as  practicable  after the closing of the initial  offering of Interests.  Based on current market  conditions,  the Adviser expects the Fund will be fully invested  within three months.  Pending full investment of the proceeds of the offering in Portfolio Funds or through  Portfolio  Accounts,  the proceeds of the offering will be invested in short-term,  high quality debt securities.

                                             INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND'S OBJECTIVE AND POLICIES

                  The Fund's  investment  objective is to seek to generate  consistently  absolute  returns over various market cycles.
Current income is not an objective.  No assurance can be given that the Fund will achieve its investment objective.

                  The Fund's  investment  objective is  fundamental  and may not be changed  without the approval of Members.  However, except as otherwise  stated in this prospectus or in the SAI, the investment  policies and restrictions of the Fund are not fundamental and may be changed  by the  Board.  The  Fund's  fundamental  investment  policies  are  listed in the SAI.  Its  principal  investment policies and strategies are discussed  below. The Fund may change any investment  policies and strategies that are not fundamental,  if the Board believes doing so would be consistent with the Fund's investment objective.

THE FUND'S INVESTMENT PROGRAM

                  The Fund pursues its investment  objective by allocating its assets for investment  among a select group of Portfolio
Managers  that are  alternative  asset  managers  employing a wide range of  specialized  investment  strategies.  It will allocate its assets  dynamically  among a variety of alternative  investment  strategies that each  individually  offer the potential for attractive investment  returns and are expected to blend together within the Fund's portfolio to limit the Fund's overall  investment  exposure to general  trends in equity,  debt and other  markets.  The  Investment  Manager is primarily  responsible  for  selecting  the Portfolio
Managers  and  determining  the  portion of the  Fund's  assets to be  allocated  to each  Portfolio  Manager,  subject to the  general supervision  of the Adviser and the Board.  The Fund will  implement  these  allocation  decisions  primarily by investing in Portfolio
Funds that are managed by Portfolio Managers selected by the Investment Manager.

                  Portfolio Funds are investment funds, typically organized as limited partnerships,  that are not required to register under the  Investment  Company Act because they do not publicly  offer their  securities  and are restricted as to either the number of investors  permitted to invest in the fund or as to the  qualifications  of persons eligible to invest  (determined with respect to the value of investment  assets held) in the fund. The typical  Portfolio Fund will have greater  investment  flexibility  than traditional investment funds (such as mutual funds and most other registered  investment  companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use.

                  The  Investment  Manager takes a  three-tiered  approach to asset  allocation and Portfolio  Manager  selection.  Its methodology is premised on the belief that consistent,  superior long-term  performance  necessitates first, a rigorous,  top-down,  or macro, view of the various  alternative  investment fund strategies;  second, an in-depth analysis of the types of strategy  attributes that best complement the Fund's  investment  objective;  and third,  identification  of Portfolio  Managers whose investment styles and historical investment returns and risk characteristics best embody those attributes.

                  The  investment  programs of the Portfolio  Managers may include both market neutral  strategies,  such as long/short equity  investing and various types of arbitrage  strategies,  as well as directional  strategies,  such as event driven and distressed investments.  Market neutral investment  strategies  encompass a broad range of investment  programs that historically have exhibited a low correlation to the performance of debt,  equity and other markets.  Many of the investment  programs of Portfolio  Managers involve the use of hedging and arbitrage  techniques in the equity,  fixed income,  currency and commodity markets.  These investment  programs employ a variety of sophisticated  investment techniques that include, among other things, short sales of securities,  use of leverage, and transactions in derivative securities and other financial instruments such as stock options,  index options,  futures contracts and options  on  futures.  Directional  strategies  include  investment  programs  that  exhibit a higher  correlation  to  general  market performance.  In allocating the Fund's assets among  Portfolio  Managers that pursue  directional  strategies,  the Investment  Manager will  emphasize  investment  programs  that it  believes  are most  likely to achieve  high  rates of return  under  prevailing  market conditions.

                  The investment strategies of the Portfolio Managers may include, among others:

o        Long/short  equity.  This strategy  involves  creating and managing long and short  portfolios of common stock with the intent of  generating  non-market  related  returns,  with an emphasis  on a  Portfolio  Manager's  discretionary  approach  based on fundamental research,  rather than a pure quantitative  analysis approach.  These types of portfolios usually have net long or short exposure significantly different than zero, distinguishing them from equity hedging and arbitrage strategies.

o        Equity  hedging and  arbitrage.  This strategy  generally  involves  creating  simultaneously  long and short  matched  equity portfolios  of the same size within a country.  Equity market  neutral  portfolios  are usually  designed to be either beta (a measure of an equity  security's  volatility  relative  to the equity  market) or  currency  neutral,  or both.  Well-designed portfolios  typically control for industry,  sector,  market  capitalization,  and other exposures as well.  Leverage is often applied to enhance returns. Arbitrage is designed to exploit equity market inefficiencies.

o        Fixed income hedging and arbitrage.  This strategy seeks to exploit  pricing  anomalies  within and across global fixed income markets and their derivative products using leverage to enhance returns.

o        Currency  hedging and  arbitrage.  This strategy  seeks to capture the price  differential  between a basket  currency and its component currencies.

o        Index arbitrage.  This strategy involves  investing in a group of securities  comprising an index, or a representative  sample of an index, in order to capture the pricing differences that may arise between the index and the component securities.

o        Interest  rate  arbitrage.  This  strategy  seeks to exploit  price  anomalies  between  related  securities  with prices that fluctuate in response to interest rate movements.

o        Merger arbitrage.  This strategy  involves  investing  simultaneously  in long and short positions in companies  involved in a merger or acquisition in order to profit from the expected price movements of the acquiring and target companies.

o        Convertible bond and warrant hedging.  This strategy involves  investing in undervalued  instruments that are convertible into equity  securities and then hedging out systematic  risks  associated with either the convertible  instrument,  the underlying security or both.

o        Statistical  long/short equity. This strategy involves  constructing  portfolios of offsetting long and short equity positions using mathematical or statistical techniques to identify relative value between long and short positions.

o        Pairs trading.  This is a specific type of equity hedging  strategy that involves  effecting  offsetting long and short equity positions in the same industry or sector.

o        Event  driven.  This  strategy  involves  taking long or short  positions  in a security  based on the  expected  value of the security upon completion of a certain transaction or event.

o        Distressed  issuer.  This strategy  involves  investing in debt or equity  securities of issuers involved in the bankruptcy or reorganization stage with the goal of capitalizing on inefficiencies associated with pricing such illiquid securities.

                  Portfolio Managers using arbitrage strategies attempt to identify and exploit pricing  inefficiencies between related instruments or combinations of instruments.  Sophisticated  mathematical  and statistical  techniques and models are used to attempt to identify  relative  value  between  related  instruments  or  combinations  of  instruments  and  to  capture  mispricings  among  such instruments.  Portfolio  Managers  pursuing  arbitrage  strategies  utilize a variety of  techniques  and models,  ranging  from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.

                  The Fund will not be limited with respect to the types of investment  strategies  that Portfolio  Managers may employ or the markets or  instruments  in which they invest.  The  Investment  Manager will  continuously  monitor for  attractive  investment opportunities  resulting from marketing  inefficiencies  that it believes can be successfully  exploited by hedge fund  strategies.  As such  opportunities  arise, the Investment  Manager will seek to allocate the Fund's assets to Portfolio Managers that it believes will most effectively  respond to such  opportunities.  The Fund's structure and its investment  approach are intended to provide  investors several  advantages  over  direct  investments  in private  investment  funds,  including:  the  ability to invest in a  professionally constructed and managed  investment  portfolio;  access to a diverse group of Portfolio Managers that utilize varying investment styles and  strategies;  reduced risk exposure that comes from investing with multiple  Portfolio  Managers that have exhibited low volatility of investment  returns and low correlation to one another.  The Investment  Manager expects  generally to allocate the Fund's assets to approximately 10 to 20 Portfolio Managers.

                  The multi-manager  approach followed by the Fund will involve  allocation of the Fund's assets to Portfolio  Managers that employ various  investment  styles and strategies and will provide investors access to a variety of Portfolio  Managers.  The Fund will invest in various types of Portfolio Funds managed by Portfolio Managers,  including limited partnerships,  joint ventures,  other investment  companies and similar  entities.  However,  the Fund may on occasion  retain one or more  Portfolio  Managers to manage and invest designated  portions of the Fund's assets (either as separately managed accounts or by creating separate  investment vehicles in which a  Portfolio  Manager  will  serve as  general  partner  of the  vehicle  and the Fund will be the sole  limited  partner).  (Any arrangement in which the Fund retains a Portfolio  Manager to manage an account or investment  vehicle for the Fund is referred to as a
"Portfolio  Account.")  The  retention  of a Portfolio  Manager to manage a Portfolio  Account is subject to the approval of the Board, including  a majority  of the  persons  comprising  the Board (the  "Managers")  who are not  "interested  persons,"  as defined by the
Investment  Company Act, of the Fund or the Portfolio Manager (the "Independent  Managers").  The retention of a Portfolio Manager will in such cases also be subject to  approval  by  Members,  unless the Fund seeks and  obtains an order of the  Securities  and  Exchange
Commission (the "SEC") exempting the Fund from this requirement.  The Fund's  participation in any Portfolio  Account  arrangement will be subject to the  requirement  that the  Portfolio  Manager be  registered  as an  investment  adviser under the Advisers Act, and the
Fund's  contractual  arrangements  with the  Portfolio  Manager  will be subject to the  requirements  of the  Investment  Company  Act applicable to investment advisory contracts.

                  Portfolio  Managers will be selected on the basis of various criteria,  generally  including,  among other things, an analysis of: the Portfolio  Manager's  performance during various time periods and market cycles; the Portfolio  Manager's  reputation, experience and training;  its  articulation of and adherence to its investment  philosophy;  the presence and deemed  effectiveness  of risk  management  discipline;  on-site  interviews  of the  management  team;  the quality and  stability  of the  Portfolio  Manager's organization,  including internal and external  professional staff; and whether key personnel of the Portfolio Manager have substantial personal investments in the Portfolio Manager's investment program.

                  Not more than 10% of the Fund's net assets will be  allocated to any one  Portfolio  Manager.  In addition,  the Fund will limit its investment  position in any one Portfolio Fund to less than 5% of the Portfolio Fund's  outstanding  voting  securities, absent an SEC order (or assurances from the SEC staff) under which the Fund's  contribution  and withdrawal of capital from a Portfolio
Fund in which it holds 5% or more of the outstanding  interests will not be subject to various  Investment  Company Act prohibitions on affiliated  transactions.  However,  to permit the investment of more of its assets in smaller Portfolio Funds deemed attractive by the
Investment  Manager,  the Fund may purchase  non-voting  securities of Portfolio Funds,  subject to a limitation that the Fund will not purchase  voting and  non-voting  interests in a Portfolio  Fund that in the aggregate  represent  25% or more of the Portfolio  Fund's outstanding equity.

                  Portfolio Managers will generally invest primarily in marketable securities,  although certain Portfolio Managers may also invest in privately placed  securities and other  investments that are illiquid.  Interests in Portfolio Funds will not themselves be  marketable  and will only have  limited  liquidity.  Portfolio  Managers  may invest and trade in a wide range of  instruments  and markets,  including, but not limited to, domestic and foreign equities and equity-related instruments,  currencies,  financial futures, and fixed  income and other  debt-related  instruments.  Portfolio  Managers  are  generally  not limited as to the markets  (either by location or type, such as large  capitalization,  small capitalization or non-U.S.  markets) in which they may invest or the investment discipline that they may employ (such as value,  growth or bottom-up or top-down  analysis).  In managing  Portfolio  Funds,  Portfolio
Managers  will not be  subject  to the Fund's  investment  policies  and  restrictions  or the  various  limitations  and  prohibitions applicable to the activities of investment  companies  registered  under the Investment  Company Act (such as the Fund).  This involves various risks,  including those associated with the fact that Portfolio Funds are not generally  subject to any requirements  that they diversify  their  investments or limit their  investments in the securities of issuers engaged in a single industry or group of related industries.  However,  the Fund's investment policies and restrictions,  and limitations and prohibitions on investments imposed by the
Investment Company Act, will apply in the case of Portfolio Accounts.

                  The Investment  Manager will regularly evaluate each Portfolio Manager to determine whether its investment program is consistent with the Fund's investment  objective and whether its investment  performance is satisfactory.  Based on these  evaluations, the  Investment  Manager will allocate and  reallocate  the Fund's assets among  Portfolio  Managers and may terminate or add Portfolio
Managers,  as it determines  appropriate and consistent with the Fund's  investment  objective.  Members will not vote on the retention or  termination  of a Portfolio  Manager,  except that the  retention of any  Portfolio  Manager to manage a Portfolio  Account will be subject to the  approval of the Board and Members.  The Fund may seek to obtain an SEC order  exempting  it from the  requirement  that
Members approve  Portfolio  Managers that are retained to manage Portfolio  Accounts.  However,  no assurance can be given that such an order will be issued.

BORROWING; USE OF LEVERAGE

                  The Fund is authorized to borrow money for investment  purposes,  to meet repurchase requests and for cash management purposes.  Portfolio  Funds  generally are also  permitted to borrow money for similar  purposes.  The use of borrowings for investment purposes is known as "leverage"  and involves a high degree of risk.  The investment  programs of certain  Portfolio  Managers may make extensive use of leverage.  See "Risk Factors--Leverage; Borrowing."

                  The Fund is subject to the Investment  Company Act requirement  that an investment  company satisfy an asset coverage requirement  of 300% of its  indebtedness,  including  amounts  borrowed,  measured  at the  time the  investment  company  incurs  the indebtedness (the "Asset Coverage  Requirement").  This means that the value of the Fund's total  indebtedness may not exceed one-third the value of its total assets  (including  such  indebtedness).  These limits do not apply to the Portfolio Funds and,  therefore,  the
Fund's  portfolio may be exposed to the risk of highly  leveraged  investment  programs of certain  Portfolio Funds. The Asset Coverage
Requirement will apply to borrowings by Portfolio  Accounts,  as well as to other transactions by Portfolio Accounts that can be deemed to result in the creation of a "senior  security."  Generally,  in conjunction  with investment  positions for Portfolio  Accounts that are deemed to  constitute  senior  securities,  the Fund must:  (i) observe  the Asset  Coverage  Requirement;  (ii)  maintain  daily a segregated  account in cash or liquid  securities at such a level that the amount  segregated  plus any amounts  pledged to a broker as collateral will equal the current value of the position;  or (iii) otherwise  cover the investment  position with offsetting  portfolio securities.  Segregation  of assets or  covering  investment  positions  with  offsetting  portfolio  securities  may limit a Portfolio
Account's ability to otherwise invest those assets or dispose of those securities.
SHORT SELLING

                  Portfolio  Funds and Portfolio  Accounts may sell  securities  short.  To effect a short sale,  the Portfolio Fund or
Portfolio Account will borrow the security from a brokerage firm, or other  permissible  financial  intermediary,  and make delivery to the buyer.  The Portfolio Fund or Portfolio  Account then is obligated to replace the borrowed  security by purchasing it at the market price at the time of  replacement.  The price at such time may be more or less than the price at which the  security  was sold short by the Portfolio Fund or Portfolio Account,  which would result in a loss or gain,  respectively.  The use of short sales is a speculative practice and involves significant risks.  See "Risk Factors--Short Selling."

DERIVATIVES

                  Portfolio Funds and Portfolio Accounts may use financial instruments,  known as derivatives,  for purposes of hedging portfolio risk and for  non-hedging  purposes.  Examples of derivatives  include stock options,  index options,  futures and options on futures. Transactions in derivatives involve certain risks. See "Risk Factors--Derivatives."

SHORT-TERM AND DEFENSIVE INVESTMENTS

                  The Fund will invest its cash reserves in high quality  short-term  investments.  These investments may include money market  instruments  and other  short-term  debt  obligations,  money market mutual funds,  and  repurchase  agreements  with banks and broker-dealers.  During  periods of  adverse  market or  economic  conditions,  the Fund may  temporarily  invest all or a  significant portion  of its assets in these  securities  or hold cash.  This  could  prevent  the Fund from  achieving  its  investment  objective.
Repurchase agreements involve certain risks that are described in the SAI.

                                                INVESTMENT MANAGER PERFORMANCE HISTORY

                  Appendix B contains investment  performance  information for a private investment  partnership that is managed by the
Investment  Manager using the same  personnel as will manage the Fund in accordance  with an investment  program that is  substantially similar to the Fund's  investment  program.  This performance  information  does not represent the investment  performance of the Fund.
The  information is provided to illustrate  the  experience and historic  investment  results  obtained by the Investment  Manager.  It should not be viewed as indicative of the future investment  performance of the Fund.  Prospective  investors should carefully read the notes accompanying the investment performance charts in Appendix B.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

                                                        MANAGEMENT OF THE FUND

GENERAL

                  The Fund's Board  provides  broad  oversight  over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are Independent Managers.

                  OppenheimerFunds,  Inc. (the "Adviser") serves as the Fund's investment adviser,  subject to the ultimate supervision of and subject to any policies  established by the Board,  pursuant to the terms of an investment advisory agreement with the Fund (the
"Advisory  Agreement").  It has operated as an investment adviser since January 1960. The Adviser (including its subsidiaries)  managed more than $120 billion of assets as of December 31, 2001.  Its clients  include the  Oppenheimer  mutual funds with more than 5 million shareholder  accounts.  The Adviser is located at 498 Seventh  Avenue,  New York,  New York 10018 and is an  indirect,  majority  owned subsidiary of Massachusetts Mutual Life Insurance Company.

                  Under the Advisory  Agreement,  the Adviser is responsible  for developing,  implementing  and supervising the Fund's investment  program.  The Adviser is authorized,  subject to the approval of the Board and Members,  to retain one of its affiliates to provide any or all of the  investment  advisory  services  required  to be  provided to the Fund or to assist the Adviser in  providing these services.

                  As compensation for services required to be provided by the Adviser under the Advisory  Agreement,  the Fund will pay the Adviser a monthly fee (the "Management  Fee") computed at the annual rate of 1.20% of the aggregate value of outstanding  Interests determined  as of the last day of the month  (before  any  repurchases  of  Interests  or  Incentive  Allocations).  The Adviser (or an
affiliated  company of the Adviser that it  designates)  is also entitled to be the special  advisory  member of the Fund (the "Special
Advisory Member") and to receive in such capacity a  performance-based  incentive  allocation that is determined as a percentage of the net profits of the Fund otherwise allocable to each Member.  See "Management of the Fund--Incentive Allocation."

                  Tremont Partners,  Inc. (the "Investment Manager"), an affiliate of the Adviser, has been assigned responsibility for providing  day-to-day  investment  management  services  to the Fund,  subject to the  supervision  of the  Adviser.  Since  1984,  the
Investment  Manager and its affiliates  have provided  alternative  investment  solutions to a diverse client base including  financial institutions,  mutual  funds,  other  investment  companies  and high net  worth  individuals.  These  services  include  tracking  and evaluating  over 2,000 domestic and offshore  investment  funds.  The Investment  Manager and its affiliates  were  responsible for the allocation of over $8 billion of client assets among  alternative  investment  strategies,  as of September  30, 2001.  The  Investment
Manager is located at 555 Theodore Fremd Avenue,  Rye, New York 10580,  and since October 1, 2001 has been a majority  owned,  indirect subsidiary of Massachusetts  Mutual Life Insurance  Company.  The Adviser pays a monthly fee to the Investment  Manager equal to 50% of the amount of the  Management  Fee earned by the Adviser  pursuant to the Advisory  Agreement.  (This fee is payable by the Adviser and not the Fund). In addition,  the Investment  Manager has been  designated by the Adviser to be the Special  Advisory Member entitled to receive the  performance-based  incentive  allocation  described above.  The Investment  Manager's  retention as the Fund's  investment manager was approved by the Board and was also approved by the Adviser as the Fund's sole initial Member.

MANAGEMENT TEAM

                  The following  personnel of the Investment Manager will be the persons primarily  responsible for selecting Portfolio
Managers and allocating the Fund's assets among the Portfolio Managers:

         Sandra L. Manzke,  Chairperson and Co-Chief Executive Officer.  Ms. Manzke established Tremont Partners,  Inc. in October 1984
         ----------------
         after  serving as a Principal  at Rogers,  Casey & Barksdale,  Inc.,  from 1976 to 1984.  Ms.  Manzke is a Director of certain private  investment  partnerships  managed  by the  Investment  Manager.  From  1974 to 1976,  she  worked  as an  independent consultant at Bernstein  Macauley where she was  responsible  for reviewing the firm's  products.  At Scudder Stevens & Clark, she established one of their internal  measurement  systems during her tenure as an investment  manager from 1969 to 1974. Ms.
         Manzke holds a Bachelor of Fine Arts from Pratt Institute.

         Robert I. Schulman,  Co-Chief  Executive  Officer.  Mr. Schulman joined the Investment  Manager in 1994. Prior to that, he was
         ------------------
         responsible  for Smith  Barney's  $60  billion  Consulting  Services  Division  and Retail New Product  Development.  At Smith
         Barney,  he was also involved in all aspects of investment  management and manager selection  processes.  Mr. Schulman founded the  Leveraged  Product  Division  at E.F.  Hutton in 1982 and was  responsible  for the  development  of  various  derivative products,  as well as growth index and  financial  futures and options  trading.  In 1986, he assumed  responsibility  for all retail  products  offered  at E.F.  Hutton.  He is a  graduate  of New York  University  and  received  a Master  of  Business
         Administration degree in Finance from the Lubin School of Business.

         Bruce D. Ruehl, Managing Director,  Chief Investment  Strategist.  Mr. Ruehl oversees all alternative  investment research and
         --------------
         consulting  at the  Investment  Manager.  From August 1991 to August 1993,  Mr. Ruehl was a Vice  President  and  Principal at
         Reliance  Properties,  Inc.  where he advised  private real estate  partnerships  investing in bank and RTC-owned  properties.
         From April 1990 to August 1991, he was Vice President and National Product Manager for Shearson Lehman's  Consulting  Services
         Department  responsible for overseeing  proprietary  manager investment  activities and new products.  From June 1989 to April
         1990,  Mr. Ruehl was  Assistant  Manager of the  Marketing  Department  for Brown  Brothers  Harriman & Co.,  responsible  for marketing U.S. and  international  investment  management  services to institutional  investors.  Mr. Ruehl received a B.A. in
         Economics from Lafayette College and an M.S. in Real Estate Investment & Development from New York University.

         Robert J. Kulperger Jr., Director of Manager Research.  Robert Kulperger  coordinates and structures the Investment  Manager's
         -----------------------
         research  on  alternative  investment  managers.  Prior to  joining  the  Investment  Manager  in 2001,  Mr.  Kulperger  was a
         Vice-President  and Co-Head of the  Alternative  Investments  Group at Nomura  Securities  International,  Inc. At Nomura,  he
         co-headed  the group  responsible  for  creating,  structuring  and  monitoring  custom-made  hedge fund of fund  products for
         Japanese  institutional  investors.  From  1993-1997,  he was an attorney in the Corporate and  Securities  practice  group at
         Arnold & Porter, a Washington,  D.C. law firm. Mr. Kulperger has a B.A. in International  Relations from Brown University,  an
         M.A. Equivalent in European Administration from the College of Europe, and a J.D. from Stanford Law School.

         William  Brown,  Director of  Investment  Strategies.  William  Brown is  responsible  for  developing  the firm's  investment
         ---------------
         rationale  and asset  allocation  policies.  Mr.  Brown joined  Tremont  Advisers in March 2000 as the Primary  Specialist  in
         Managed Futures and Convertible  Arbitrage,  and the Secondary  Specialist in Fixed Income within  Tremont's  Manager Research
         Department.  Prior to that,  he spent 10 years  trading and  managing  substantial  assets in a wide array of global  markets, producing  financial  advisory services,  launching hedge funds and principal  protection  products,  and leading trading- and modeling-systems  development  at IFC,  a joint  venture  formed in 1984 by two  privately  held  companies  --  International
         Forecasting  Corporation (IFC) of Stamford,  Connecticut,  and IFC Management Ltd., a Bermuda company. Mr. Brown joined IFC in
         February  1990.  From 1986 to 1990, Mr. Brown  designed  insurance  modeling  software and built  financial  projections as an actuarial  analyst for Cologne Life Reinsurance in Stamford,  Connecticut.  Later, he designed  options modeling  software for
         Jonathan Conway & Associates,  a proprietary commodities trading firm in Stamford,  Connecticut,  where he learned trading and hedging  strategies.  Mr. Brown  graduated  from the  University of Rochester in 1985 with a Major in Economics and a Minor in
         Philosophy,  and earned a Certificate in Management  Studies as an undergraduate  from the William E. Simon Graduate School of
         Business Administration.

         Suzanne S. Hammond,  Senior Vice President,  Secretary and Treasurer.  Suzanne Hammond is responsible for program analysis and
         ------------------
         fund  administration/supervision  of the  Investment  Manager's  proprietary  products.  Ms. Hammond is also  responsible  for certain  investment  supervision  clients  and is a  Director  of  certain  private  investment  partnerships  managed  by the
         Investment  Manager.  Prior to joining the  Investment  Manager in 1989,  Ms.  Hammond  spent six years with  Rogers,  Casey &
         Barksdale,  Inc. as a Senior  Analyst  responsible  for major  consulting  clients.  For five years  prior to joining  Rogers,
         Casey, Ms. Hammond served as the liaison  representative  managing listed midwestern companies on the New York Stock Exchange,
         Inc. She received a Bachelor of Arts degree in Russian  History/Economics  from the University of North Carolina,  Chapel Hill and an A.B.A. from Colby Jr. College.

ADMINISTRATIVE SERVICES

                  Under the terms of an  administration  agreement  with the Fund,  the Adviser  will  provide  certain  administrative services to the Fund,  including,  among  others:  providing  office space and other  support  services  and  personnel as necessary to provide such services to the Fund;  supervising the entities  retained by the Fund to provide  accounting  services,  investor services and custody  services;  handling  Member  inquiries  regarding  the Fund,  including  but not  limited to  questions  concerning  their investments in the Fund and capital  account  balances;  preparing or assisting in the preparation of various  reports,  communications and regulatory  filings of the Fund;  assisting in the review of investor  applications;  monitoring the Fund's compliance with Federal and state regulatory  requirements  (other than those relating to investment  compliance);  coordinating and organizing meetings of the
Board and meetings of Members and preparing related  materials;  and maintaining and preserving  certain books and records of the Fund.
In  consideration  for  these  services,  the Fund will pay the  Adviser a monthly  fee  computed  at the  annual  rate of 0.25% of the aggregate value of outstanding Interests determined as of the last day of each calendar month (the "Administration Fee").

INCENTIVE ALLOCATION

                  The Adviser (or an affiliated  company of the Adviser that it designates) is entitled to receive a  performance-based allocation equal to 10% of the net profits,  if any, in excess of the "Preferred  Return"  (described  below) that otherwise would have been credited to the capital  account of each Member (the  "Incentive  Allocation").  The Incentive  Allocation  will be debited from a
Member's capital account and credited to the Special Advisory  Account,  and generally will be made as of the end of each calendar year
(commencing  December 31,  2002),  and upon the  repurchase  of the Member's  Interest (or any portion  thereof).  It will also be made upon the  admission  of a  substitute  Member to whom the  Interest of a Member has been  transferred  (unless no change in  beneficial ownership  results from the transfer) and when the Adviser (or an affiliate)  ceases to serve as investment  adviser of the Fund. (Each period for which the Incentive  Allocation is determined is an "Allocation  Period.") The Incentive  Allocation  will apply only to net profits for the  applicable  Allocation  Period that exceed both:  (i)  the Preferred  Return for the Allocation  Period;  and (ii) any
balance in a "Loss Recovery Account" (described below) established for the Member.

                  For purposes of calculating the Incentive  Allocation and  determining  amounts to be credited to or debited from the
Loss  Recovery  Account of a Member,  net  profits or net  losses  will  generally  be  measured  as the net change in the value of the
Member's capital account  (including the effect of any unrealized  appreciation or depreciation in the Fund's  investments,  the Fund's realized gains and losses,  and its income and expenses),  before giving effect to any repurchases by the Fund of the Member's Interest or any portion  thereof.  The methods to be used in making these  calculations  are set forth in the Fund's Limited  Liability  Company
Agreement (the "LLC Agreement").  See Appendix C of this prospectus.

                  The  Preferred  Return is an amount  determined  by  applying  an annual  percentage  rate equal to 8% to the capital account balance of a Member as of the beginning of each fiscal period within the Allocation Period.

                  In  addition,  the  Incentive  Allocation  will be made only with  respect to net profits  allocable to a Member that exceed any balance in the Member's  Loss  Recovery  Account.  The Loss  Recovery  Account is a memorandum  account with respect to each
Member  that has an  initial  balance  of zero.  As of the first day after the close of each  Allocation  Period,  the  balance  of the account is adjusted in the manner  provided by the LLC Agreement to increase the balance to reflect net losses  allocated to the Member and to  decrease  the  balance  (but not below zero) to reflect any net profits  allocated  to the Member.  The Loss  Recovery  Account operates to ensure that a Member is not subject to the Incentive  Allocation on net profits  except to the extent they exceed prior net losses.

                  With  respect to a  repurchase  by the Fund as of a date that would not,  but for such  repurchase,  be the end of an
Allocation Period, the Incentive  Allocation will apply on a proportionate  basis if a portion of a Member's Interest is repurchased by the Fund.  In such case,  the  Incentive  Allocation  will be made on a pro rata  portion of any net  profits  allocable  to the Member
(based on the percentage  portion of the Interest  repurchased),  and by attributing a pro rata portion of the Preferred Return and any balance in the Loss Recovery  Account to the portion of the Interest being  repurchased  (with  appropriate  reduction to the Preferred
Return and the remaining balance of the Loss Recovery Account as to the portion of the Interest that is not repurchased).

                  The Adviser (or its designated  affiliate)  may withdraw any Incentive  Allocation  credited to the Special  Advisory
Account at any time following the date on which the Incentive Allocation is made.

                  The  Incentive  Allocation  presents  risks  that are not  present  in funds  without an  incentive  allocation.  See
"Risks--Incentive  Allocation." The overall fees, expenses and the Incentive  Allocation payable by the Fund or borne by Members will be higher  than the fees and  expenses of most other  registered  investment  companies,  but  generally  will be similar to those of many private  investment  funds and certain other  registered  investment  companies with investment  policies similar to those of the Fund.
Very few advisers of registered investment companies receive incentive allocations similar to the Incentive Allocation.

ACCOUNTING AND CUSTODY SERVICES

                  PFPC Inc.  ("PFPC")  provides  various fund  accounting,  investor  accounting and taxation  services to the Fund. In consideration  of these  services,  the Fund will pay PFPC a monthly fee which is not expected to exceed 0.25% of the Fund's net assets on an annual basis and will reimburse PFPC for certain  out-of-pocket  expenses.  PFPC Trust Company,  an affiliate of PFPC,  serves as the Fund's  custodian and maintains  custody of the Fund's  assets.  The principal  business  address of PFPC and PFPC Trust Company is
400 Bellevue Parkway, Wilmington, Delaware 19809.
INVESTOR SERVICING ARRANGEMENTS

                  Under the terms of an investor  servicing  agreement  between the Fund and the Distributor  (the "Investor  Servicing
Agreement"),  the  Distributor  is authorized to retain  broker-dealers  and certain  financial  advisers to provide  ongoing  investor services  and account  maintenance  services  to Members  that are their  customers  ("Investor  Service  Providers").  These  services include,  but are not limited to, handling Member inquiries regarding the Fund (e.g.,  responding to questions  concerning  investments in the Fund,  capital  account  balances,  and reports and tax  information  provided by the Fund);  assisting  in the  enhancement  of relations and communications  between Members and the Fund;  assisting in the establishment and maintenance of Member accounts with the
Fund;  assisting in the maintenance of Fund records  containing  Member  information;  and providing such other  information and Member liaison services as the Distributor may reasonably  request.  Under the Investor  Servicing  Agreement,  the Fund will pay a fee to the
Distributor  to  reimburse  it for payments  made to Investor  Service  Providers.  This fee will be paid  quarterly  and will be in an amount,  with  respect to each  Investor  Service  Provider,  not to exceed the  lesser of: (i) 0.50% (on an  annualized  basis) of the aggregate value of outstanding  Interests held by investors that receive services from the Investor Service Provider,  determined as of the last day of the calendar  quarter  (before any  repurchases of Interests or the Incentive  Allocation);  or (ii) the  Distributor's
actual payments to the Investor  Service  Provider.  The Distributor  will be entitled to  reimbursement  under the Investor  Servicing
Agreement for any payments it may make to any affiliated Investor Service Providers.

FUND EXPENSES

                  The Fund will bear its own expenses  including,  but not limited to: the Management Fee; the Administration Fee; fees for Investor Services;  any taxes;  investment-related  expenses incurred by the Fund (e.g., fees and expenses charged by the Portfolio
Managers and Portfolio  Funds,  costs  associated  with  organizing  and operating  Portfolio  Accounts,  placement  fees,  interest on indebtedness,  fees for data and software providers, research expenses,  professional fees (including, without limitation,  expenses of consultants and experts)  relating to  investments);  fees and expenses for accounting and custody  services;  the fees and expenses of
Fund counsel,  legal counsel to the Independent  Managers and the Fund's independent  auditors;  costs associated with the registration of the Fund,  including the costs of compliance  with Federal and state laws;  costs and expenses of holding  meetings of the Board and meetings of Members,  including costs  associated with preparation and  dissemination of proxy materials;  the costs of a fidelity bond and any  liability  insurance  obtained  on behalf of the Fund or the Board;  and such other  expenses as may be approved by the Board.
The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

                  Offering costs required by applicable  accounting principles to be charged to capital that are paid or accrued during a fiscal  period will be  allocated  and  charged to the capital  accounts  of Members  pro rata in  accordance  with their  respective investment percentages for the period.

                  The Fund's  organizational  expenses are being borne  voluntarily  by the Adviser.  Initial  offering costs are being charged to capital and will be borne by the Adviser as a Member of the Fund upon commencement of the Fund's operations.

                                                        INVESTOR QUALIFICATIONS

                  Interests are being offered only to investors that are "Qualified  Clients."  Currently,  Qualified  Clients include:
(i) natural persons and companies (other than investment  companies) that represent that they have a net worth  (together,  in the case of a natural  person,  with assets held jointly with a spouse) of more than  $1,500,000;  (ii) persons who have at least $750,000 under the Adviser's or its affiliates'  management,  including any amount invested in the Fund; (iii) persons who are "qualified  purchasers"
as defined by the Investment  Company Act and the rules  thereunder;  and (iv) certain  knowledgeable  employees who participate in the
Adviser's  investment  activities.  In addition,  Interests are offered only to investors that are U.S.  persons for Federal income tax purposes,  as defined  below,  and may not be  purchased  by  charitable  remainder  trusts.  You must  complete  and sign an  investor certification  that you meet  these  requirements  before  you may  invest  in the Fund.  The form of this  investor  certification  is contained in Appendix A of this  prospectus.  The Fund will not be obligated to sell to brokers or dealers any Interests  that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund.

                  A person is considered a U.S.  person for Federal  income tax purposes if the person is: (i) a citizen or resident of the United States;  (ii) a corporation,  partnership  (including an entity  treated as a corporation  or partnership  for U.S.  Federal income tax  purposes) or other entity (other than an estate or trust)  created or organized  under the laws of the United  States,  any state  therein or the District of Columbia;  (iii) an estate  (other than a foreign  estate  defined in Section  7701(a)(31)(A)  of the
Internal  Revenue  Code of 1986,  as amended (the  "Code"));  or (iv) a trust,  if a court within the U.S. is able to exercise  primary supervision  over its  administration  and one or more U.S.  persons have the  authority to control all  substantial  decisions of such trust.

                                                REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

                  No Member or other person holding an Interest or a portion of an Interest  acquired from a Member will have the right to require the Fund to redeem that  Interest  or portion  thereof.  There is no public  market for  Interests,  and none is expected to develop.  With very limited  exceptions,  Interests are not transferable and liquidity will be provided only through limited repurchase offers that will be made from time to time by the Fund.  Any  transfer of an Interest in  violation  of the LLC  Agreement  will not be permitted  and  will be  void.  Consequently,  Members  may not be able  to  liquidate  their  investment  other  than as a  result  of repurchases of Interests by the Fund, as described  below.  For  information on the Fund's  policies  regarding  transfers of Interest, see "Repurchases and Transfers of Interests--Transfers of Interests" in the SAI.

REPURCHASES OF INTERESTS

                  The Fund from time to time will offer to repurchase  outstanding  Interests  pursuant to written  tenders by Members.
Repurchase  offers  will be made at such  times  and on such  terms as may be  determined  by the  Board in its  sole  discretion,  and generally  will be offers to repurchase a specified  dollar amount of  outstanding  Interests.  A redemption  fee equal to 1.00% of the value of an  Interest  (or portion of an  Interest)  repurchased  by the Fund will apply if the date as of which the  Interest is to be valued  for  purposes  of  repurchase  is less than one year  following  the date of a  Member's  initial  investment  in the Fund.  If applicable, the redemption fee will be deducted before payment of the proceeds of a repurchase.

                  In determining  whether the Fund should  repurchase  Interests or portions  thereof from Members  pursuant to written tenders,  the Board will consider the recommendations of the Adviser.  The Adviser expects that it will recommend to the Board that the
Fund offer to  repurchase  from  Interests as of December 31, 2002,  and  thereafter,  twice each year,  as of the last business day of
March and  September.  The LLC  Agreement  provides  that the Fund will be dissolved if the Interest of any Member that has submitted a written  request for repurchase of its Interest,  in accordance  with the terms of the LLC Agreement,  has not been  repurchased by the
Fund within a period of two years after the Member's  request.  See "Repurchases and Transfers of  Interests--Repurchase  Offers" in the
SAI.  The Board will also consider the following factors, among others, in making its determination:

o        whether any Members have requested to tender Interests or portions thereof to the Fund;

o        the liquidity of the Fund's assets;

o        the investment plans and working capital requirements of the Fund;

o        the relative economies of scale with respect to the size of the Fund;

o        the history of the Fund in repurchasing Interests or portions thereof;

o        the economic condition of the securities markets; and

o        the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

                  The Board will  determine that the Fund  repurchase  Interests or portions  thereof from Members  pursuant to written tenders only on terms the Board  determines  to be fair to the Fund and Members.  When the Board  determines  that the Fund will make a repurchase offer,  notice of that offer will be provided to each Member  describing the terms of the offer, and containing  information that Members  should  consider in deciding  whether to tender  Interests  for  repurchase.  Members who are deciding  whether to tender their  Interests or portions  thereof during the period that a repurchase  offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open.

                  When Interests are repurchased by the Fund, Members will generally receive cash  distributions  equal to the value of the Interests (or portion of the Interest)  repurchased,  less the redemption  fee, if applicable.  However,  in the sole discretion of the Fund, the proceeds of repurchases of Interests may be paid by the in-kind  distribution  of securities  held by the Fund, or partly in cash and partly  in-kind.  The Fund does not expect to distribute  securities  in-kind except in unusual  circumstances,  such as in the unlikely event that the Fund does not have  sufficient  cash to pay for Interests that are  repurchased or if making a cash payment would  result  in a  material  adverse  effect  on  the  Fund  or  on  Members  not  tendering  Interests  for  repurchase.  See  "Risk
Factors--General  Risks."  Repurchases  will be effective  after receipt and acceptance by the Fund of all eligible  written  tenders of
Interests or portions thereof from Members.

                  A Member that tenders its entire  Interest  will  generally  have a taxable  event when the Interest is  repurchased.
Gain,  if any,  will be  recognized  by a tendering  Member  only as and after the total  proceeds  received  by the Member  exceed the
Member's  adjusted tax basis in the  Interest.  A loss,  if any,  will be  recognized  only after the Member has received  full payment under the promissory note that will be given to the Member prior to the Fund's payment of the repurchase amount.

REPURCHASE PROCEDURES

                  Due to liquidity restraints  associated with the Fund's investments in Portfolio Funds and the fact that the Fund may have to effect  withdrawals  from those  funds to pay for  Interests  being  repurchased,  it is  presently  expected  that,  under the procedures  applicable to the repurchase of Interests,  Interests will be valued for purposes of determining  their repurchase price as of a date  approximately  one month after the date by which Members must submit a repurchase  request (the  "Valuation  Date") and that the Fund will generally pay the value of the Interests or portions  thereof  repurchased (or as discussed below, 95% of such value if a
Member's  entire  Interest is  repurchased)  approximately  one month after the Valuation  Date. The amount that a Member may expect to receive on the repurchase of the Member's  Interest (or portion  thereof) will be the value of the Member's capital account (or portion thereof being  repurchased)  determined  on the  Valuation  Date and based on the net asset value of the Fund's assets as of that date, after  giving  effect  to all  allocations  to be  made as of that  date to the  Member's  capital  account,  including  any  Incentive
Allocation,  and less the  redemption  fee, if  applicable.  This amount will be subject to  adjustment  upon  completion of the annual audit of the Fund's  financial  statements  for the fiscal  year in which the  repurchase  is effected  (which it is  expected  will be completed  within 60 days after the end of each  fiscal  year).  If the entire  Interest  of a Member is  repurchased,  the Member will receive an initial  payment  equal to 95% of the  estimated  value of the  Interest  and the  balance due will be  determined  and paid promptly after completion of the Fund's audit and be subject to audit adjustment.

                  Under these  procedures,  Members will have to decide whether to tender their  Interests for  repurchase  without the benefit of having current  information  regarding value of Interests as of a date proximate to the Valuation  Date. In addition,  there will be a  substantial  period of time  between  the date as of which  Members  must tender  Interests  and the date they can expect to receive  payment for their  Interests  from the Fund.  However,  promptly  after the  expiration of a repurchase  offer,  Members whose
Interests are accepted for repurchase will be given non-interest  bearing,  non-transferable  promissory notes by the Fund representing the Fund's obligation to pay for repurchased  Interests.  Payments for repurchased  Interests may be delayed under  circumstances where the Fund has  determined to redeem its interests in Portfolio  Funds to make such  payments,  but has  experienced  delays in receiving payments from the Portfolio Funds.

                  A Member who tenders for  repurchase  only a portion of the Member's  Interest will be required to maintain a capital account balance of $50,000,  net of the amount of the Incentive  Allocation,  if any, that is to be debited from the capital account of the Member as of the  Valuation  Date with  respect to the portion of the  Interest  repurchased.  If a Member  tenders a portion of an
Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required  minimum,  the
Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required  minimum  balance is maintained.

                  Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules.

MANDATORY REDEMPTION BY THE FUND

                  The LLC  Agreement  provides  that the Fund may redeem an  Interest  (or  portion  thereof) of a Member or any person acquiring an Interest (or portion  thereof)  from or through a Member  under  certain  circumstances,  including  if:  ownership of the
Interest by the Member or other  person will cause the Fund to be in  violation of certain  laws;  continued  ownership of the Interest may adversely  affect the Fund; any of the  representations  and warranties  made by a Member in connection with the acquisition of the
Interest was not true when made or has ceased to be true; or it would be in the best  interests of the Fund to repurchase  the Interest or a portion thereof.  Members whose Interest,  or a portion  thereof,  is redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member's purchase of the Interest.

                                                    CALCULATION OF NET ASSET VALUE

                  The net asset value of the Fund will be computed as of the close of business on the last day of each "fiscal  period"
(as defined under "Capital  Accounts"  below).  The Fund's net asset value is the value of the Fund's assets less its  liabilities.  In computing net asset value,  the Fund will value interests in Portfolio  Funds at their fair value,  which the Board has determined will ordinarily  be the values of those  interests as  determined  by the  Portfolio  Managers of the  Portfolio  Funds in  accordance  with policies  established by the Portfolio  Funds.  Other  securities and assets of the Fund  (including  securities and other  investments held by Portfolio  Accounts)  will be valued at market value,  if market  quotations are readily  available,  or will be valued at fair value as determined  by in good faith by the Board or in  accordance  with  procedures  adopted by the Board.  Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

                  Prospective  investors  should be aware that there can be no assurance that the fair values of interests in Portfolio
Funds as determined  under the procedures  described above will in all cases be accurate to the extent that the Fund, the Board and the
Investment  Manager do not generally have access to all necessary  financial and other  information  relating to the Portfolio Funds to determine  independently  the net asset values of those funds.  The Board's results in accurately fair valuing  securities whose market value is not readily  ascertainable as a result of a significant  event are subject to inaccuracies and that its valuation of portfolio positions  could  have an adverse  effect on the Fund's net assets if its  judgments  regarding  appropriate  valuations  should  prove incorrect.

                                                           CAPITAL ACCOUNTS

GENERAL

                  The Fund will maintain a separate  capital  account for each Member,  which will have an opening balance equal to the
Member's  initial  contribution to the capital of the Fund (i.e.,  the amount of the investment less any applicable  sales load).  Each
Member's  capital  account will be increased by the amount of any  additional  contributions  by the Member to the capital of the Fund, plus any amounts  credited to the Member's  capital  account as described  below.  Similarly,  each  Member's  capital  account will be reduced by the sum of the amount of any repurchase by the Fund of the Member's  Interest,  or portion  thereof,  plus the amount of any distributions  to the Member which are not  reinvested,  plus any amounts  debited  against the Member's  capital  account as described below.

                  Capital  accounts of Members are  adjusted  as of the close of  business  on the last day of each  fiscal  period.  A fiscal  period  begins on the day after the last day of the  preceding  fiscal period and ends at the close of business on the first to occur of (i) the last day of each  fiscal  year  (March  31),  (ii) the last day of each  taxable  year  (December  31),  (iii) the day preceding the date as of which any  contribution to the capital of the Fund is made, (iv) any day as of which the Fund  repurchases any
Interest (or portion  thereof) of any Member,  or (v) any day as of which any amount is credited to or debited from the capital account of any Member  other than an amount to be credited  to or debited  from the capital  accounts of all Members in  accordance  with their respective  investment  percentages.  An investment percentage will be determined for each Member as of the start of each fiscal period by  dividing  the  balance of the  Member's  capital  account as of the  commencement  of the period by the sum of the  balances of all capital accounts of all Members as of that date.

                  The Special Advisory Account is a capital account in the Fund that is maintained  solely for the purpose of receiving the Incentive  Allocation and no other allocations of profits,  losses or other items are made to or from such account.  Any balance in the Special Advisory Account will not be considered in determining the investment percentages of Members.

ALLOCATION OF NET PROFITS AND LOSSES;  ALLOCATION OF OFFERING COSTS

                  Net  profits or net losses of the Fund for each  fiscal  period will be  allocated  among and  credited to or debited against the capital  accounts of Members as of the last day of each fiscal period in accordance  with  Members'  respective  investment percentages  for the  period.  Net  profits or net losses will be measured as the net change in the value of the net assets of the Fund
(including  any net change in unrealized  appreciation  or  depreciation  of  investments  and realized  income and gains or losses and expenses  during a fiscal  period,  before  giving  effect to any  repurchases  by the Fund of  Interests  (or portions  thereof),  and excluding  the amount of any items to be  allocated  among the  capital  accounts  of the  Members  other than in  accordance  with the
Members'  respective  investment  percentages.  As of the end of each Allocation Period,  any Incentive  Allocation to be made from net profits  otherwise  allocable to a Member will be debited from the capital  account of the Member and credited to the Special  Advisory
Account.  See  "Management  of the  Fund--Incentive  Allocation."  Offering  costs  required by applicable  accounting  principles to be charged to capital that are paid or accrued  during a fiscal  period will be allocated  and charged to the capital  accounts of Members pro rata in accordance with their respective investment percentages for the period.

                  Allocations for Federal income tax purposes  generally will be made among Members so as to reflect  equitably amounts credited or debited to each Member's  capital  account for the current and prior taxable years.  Under the LLC  Agreement,  the Adviser has the discretion to allocate specially an amount of the Fund's capital gains,  including  short-term capital gain, for Federal income tax purposes to the Special  Advisory Member and to a Member that withdraws from the Fund (a "Withdrawing  Member"),  in either case to the extent that the capital  account balance of the Special  Advisory  Member or the Withdrawing  Member exceeds the Federal income tax basis in their respective Interests.

ALLOCATION OF SPECIAL ITEMS

                  Withholding taxes or other tax obligations  incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those  obligations,  and any amounts then or thereafter  distributable  to the Member will be reduced by the amount of those taxes.  If the amount of those taxes is greater than the  distributable  amounts,  then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

                  Generally,  any  expenditures  payable by the Fund,  to the  extent  paid or  withheld  on behalf of, or by reason of particular  circumstances  applicable  to, one or more,  but fewer than all of the  Members,  will be charged to only those  Members on whose behalf the payments are made or whose particular  circumstances  gave rise to the payments.  These charges will be debited to the capital  accounts of the  applicable  Members as of the close of the fiscal  period  during which the items were paid or accrued by the
Fund.

RESERVES

                  Appropriate reserves may be created,  accrued and charged against net assets and proportionately  against the capital accounts of the Members for contingent  liabilities as of the date the contingent  liabilities become known to the Fund.  Reserves will be in such amounts  (subject to increase or  reduction)  which the Fund may deem  necessary or  appropriate.  The amount of any reserve
(or any increase or decrease therein) will be  proportionately  charged or credited,  as appropriate,  to the capital accounts of those
Members who are Members at the time when the reserve is created,  increased or decreased,  as the case may be; provided,  however, that
                                                                                                               --------   -------
if the  reserve  (or any  increase or decrease  therein)  exceeds  the lesser of $500,000 or 1% of the  aggregate  value of the capital accounts of all those Members, the amount of the reserve,  increase,  or decrease shall instead be charged or credited to those Members who were Members at the time, as determined by the Fund, of the act or omission  giving rise to the contingent  liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

VOTING

                  Each  Member  will have the  right to cast a number  of votes  based on the  value of the  Member's  capital  account relative to the value of the  capital  accounts of all Member at any  meeting of Members  called by the Board or  investors  holding at least a majority of the total  number of votes  eligible to be cast by all  Members.  Members will be entitled to vote on any matter on which shareholders of a registered  investment company organized as a corporation would be entitled to vote,  including the election of
Managers,  the approval of the Advisory Agreement and the approval of the Fund's independent  auditors, in each case to the extent that voting by  shareholders  is required by the Investment  Company Act.  Except for the exercise of their voting rights,  Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                                                 TAXES

                  The  following  is a summary of certain  aspects of the income  taxation of the Fund and its  Members  that should be considered by a prospective  Member.  The Fund has not sought a ruling from the Internal  Revenue  Service (the "Service") or any other
Federal,  state or local agency with  respect to any of the tax issues  affecting  the Fund,  nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

                  This summary of certain  aspects of the Federal  income tax treatment of the Fund is based upon the Internal  Revenue
Code of 1986, as amended (the "Code"),  judicial  decisions,  Treasury  Regulations (the "Regulations") and rulings in existence on the date  hereof,  all of which are subject to change.  This  summary  does not discuss the impact of various  proposals  to amend the Code that could change  certain of the tax  consequences  of an  investment  in the Fund.  This summary also does not discuss all of the tax consequences  that may be relevant to a particular  investor or to certain  investors  subject to special  treatment  under the Federal income tax laws, such as insurance companies.

                  Prospective  Members  should  consult with their own tax advisers In order fully to  understand  the Federal,  state, local and foreign income tax consequences of an investment in the Fund.

                  In addition to the particular  matters set forth in this section,  tax-exempt  organizations  should review carefully those  sections of this  prospectus and the SAI regarding  liquidity and other  financial  matters to ascertain  whether the investment objectives of the Fund are  consistent  with their overall  investment  plans.  Prospective  tax-exempt  investors are urged to consult their own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations
--------------------------------

                  Classification  of the Fund.  The Fund has  received an opinion of Schulte Roth & Zabel LLP,  Special  Fund  Counsel,
                  ---------------------------
that under the  provisions  of the Code and the  Regulations,  as in effect on the date of the  opinion,  as well as under the relevant authority interpreting the Code and the Regulations,  and based upon certain  representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

                  Under Section 7704 of the Code,  "publicly  traded  partnerships"  are generally  treated as corporations for Federal income tax purposes.  A publicly traded  partnership is any partnership the interests in which are traded on an established  securities market or which are readily tradable on a secondary  market (or the substantial  equivalent  thereof).  Interests will not be traded on an established  securities  market.  Regulations  concerning the  classification  of partnerships as publicly traded  partnerships (the
"Section 7704  Regulations")  provide  certain safe harbors  under which  interests in a  partnership  will not be  considered  readily tradable on a secondary  market (or the substantial  equivalent  thereof).  The Fund may not be eligible for any of those safe harbors.
In particular,  it will not qualify under the private  placement safe harbor set forth in the Section 7704  Regulations if the Fund has more than 100 Members.

                  The Section 7704  Regulations  specifically  provide that the fact that a  partnership  does not qualify for the safe harbors is disregarded for purposes of determining  whether  interests in a partnership are readily  tradable on a secondary market (or the  substantial  equivalent  thereof).  Rather,  in this  event  the  partnership's  status  is  examined  under a  general  facts and circumstances  test set forth in the Section 7704  Regulations.  Schulte Roth & Zabel LLP also has  rendered  its opinion  that,  under this "facts and  circumstances"  test,  and based upon the  anticipated  operations of the Fund as well as the  legislative  history to
Section  7704,  the text of the  Section  7704  Regulations  and certain  representations  of the Fund,  Interests  will not be readily tradable  on a  secondary  market  (or the  substantial  equivalent  thereof)  and,  therefore,  that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

                  Neither of the opinions of counsel  described  above,  however,  is binding on the Service or the courts.  If it were determined  that the Fund should be treated as an association or a publicly  traded  partnership  taxable as a corporation  for Federal income tax purposes (as a result of a successful  challenge to such opinions by the Service,  changes in the Code,  the  Regulations or judicial  interpretations  thereof, a material adverse change in facts, or otherwise),  the taxable income of the Fund would be subject to corporate  income tax when recognized by the Fund;  distributions  of such income,  other than in certain  redemptions of Interests, would be treated as dividend  income when received by the Members to the extent of the current or  accumulated  earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

                  Unless  otherwise  indicated,  references in the following  discussion of the tax  consequences of Fund  investments, activities,  income,  gain and  loss,  include  the  direct  investments,  activities,  income,  gain and loss of the  Fund,  and those indirectly attributable to the Fund as a result of it being an investor in Portfolio Funds.
                  As a  partnership,  the Fund is not itself  subject  to  Federal  income  tax.  The Fund files an annual  partnership information  return with the Service  which  reports the results of  operations.  Each Member is required to report  separately  on its income tax return its  distributive  share of the Fund's net long-term  capital gain or loss, net  short-term  capital gain or loss and all other items of  ordinary  income or loss.  Each Member is taxed on its  distributive  share of the Fund's  taxable  income and gain regardless  of whether it has  received  or will  receive a  distribution  from the Fund.  For a more  detailed  discussion  of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.
                                                       DISTRIBUTION ARRANGEMENTS

GENERAL

                  The  Distributor  acts as the  distributor  of  Interests  on a best efforts  basis,  subject to various  conditions, pursuant  to the terms of a General  Distributor's  Agreement  entered  into with the Fund.  Interests  may be  purchased  through  the
Distributor or through  brokers or dealers that have entered into selling  agreements with the  Distributor.  The Fund is not obligated to sell to a broker or dealer any Interests  that have not been placed with Qualified  Investors that meet all applicable  requirements to invest in the Fund. The Distributor  maintains its principal  office at 6803 South Tucson Way,  Englewood,  Colorado  80112,  and is
an affiliate of the Adviser and the Investment Manager.

                  Interests are being offered in an initial offering.  The Distributor  expects to deliver  Interests  purchased in the initial  offering on or about January 2, 2002, or on such earlier or later date as the  Distributor  may  determine.  Subsequent to the initial  offering,  Interests will be offered and may be purchased on a monthly  basis,  or at such other times as may be determined by the Board.

                  Neither  the  Distributor  nor any other  broker or dealer is  obligated  to buy from the Fund any of the  Interests.
There is no minimum  aggregate amount of Interests  required to be purchased in the initial  offering.  The Distributor does not intend to make a market in Interests.

PURCHASE TERMS

                  Interests  are being  offered only to  Qualified  Investors  that meet all  requirements  to invest in the Fund.  The minimum initial  investment in the Fund by an investor is $50,000 (less the applicable sales load).  Subsequent  investments must be at least $25,000  (less the  applicable  sales load).  These  minimums may be modified by the Fund from time to time.  Interests are being sold subject to a sales load, described on the cover of this prospectus.

                  Under a right of accumulation  offered by the Fund, the amount of each additional  investment in the Fund by a Member will be  aggregated  with the amount of the Member's  initial  investment  and any other  additional  investments  in  determining  the applicable  sales load. The right of  accumulation  also permits an investor's  investment in the Fund to be combined with  investments made by the investor's spouse, or for individual  accounts (including IRAs and 403(b) Plans),  joint accounts of such persons,  and for trust or custodial  accounts on behalf of their  children who are minors.  A fiduciary can count all  Interests  purchased for a trust, estate or other  fiduciary  account  (including one or more employee  benefit plans of the same  employer) that has multiple  accounts.
The Distributor will add the value, at the current offering price, of Interests  previously  purchased and currently owned to the value of Interests  currently  purchased to determine  the sales load rate that  applies.  The reduced  sales load will apply only to current purchases.  An investor must request the reduced sales load when making an investment.

                  In  addition,  the sales  load may be waived in certain  cases with  respect to  purchases  of  Interests  by certain purchasers,  including:  persons  affiliated  with the Adviser (or with its  affiliates);  brokers and dealers  that use  Interests  in connection  with  investment  products they offer or that sell Interests to defined  contribution  plans for which the broker or dealer provides  administration  services;  and certain  retirement  plans and  deferred  compensation  plans.  For further  information,  see
Appendix A of the SAI. To be eligible to receive a waiver of the sales load or special  sales load rate  applicable  under the right of accumulation, an investor must advise the Distributor or the selling broker or dealer when making an investment.

                  The full amount of the sales load is reallowed by the  Distributor to selling brokers and dealers.  In addition,  the
Distributor  (or one of its affiliates)  may pay from its own resources  additional  compensation to brokers and dealers of up to 1% of the value of  Interests  sold by such  brokers and  dealers.  The maximum  underwriting  compensation  to be paid to  underwriters  and related  persons in connect  with the initial  offering of  Interests  will not exceed 8% of the initial  gross  proceeds of  Interests sold.  Such compensation consists of the maximum sales load of 2.5% and the 1% additional compensation described above.

                  Investor funds will not be accepted until the  registration  statement to which this  prospectus  relates is declared effective.  All investor  funds for the initial  closing of the sale of Interests,  and for closings of subsequent  offerings,  will be deposited in an escrow account  maintained by PFPC, as escrow agent,  at PNC Bank,  Delaware,  for the benefit of the investors.  Funds held in the escrow account may be invested in high quality,  short-term investments,  and any interest earned on the funds will be paid to investors on the date  Interests are issued.  The full amount of an investment is payable in federal  funds,  which must be received by the  Distributor  not later  than  fourteen  calendar  days  prior to the  beginning  of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire or via NSCC.

                  Before an investor may invest in the Fund,  the  Distributor or the investor's  sales  representative  will require a certification  from the investor that it is a Qualified  Investor and meets other  requirements  for investment,  and that the investor will not  transfer  its  Interest  except  in the  limited  circumstances  permitted  under  the LLC  Agreement.  The form of  investor certification  that each investor  will be asked to sign is contained in Appendix A of this  prospectus.  An  investor's  certification must be received by the Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted.
                  The LLC Agreement is contained in Appendix C of this  prospectus.  Each new investor will agree to be bound by all of its terms by executing the investor certification form.

                                                          GENERAL INFORMATION

                  The Fund is registered  under the  Investment  Company Act as a  closed-end,  non-diversified  management  investment company.  The Fund was formed as a limited  liability  company  under the laws of the State of  Delaware  on October 3, 2001 and has no
operating history.  The Fund's address is 498 Seventh Avenue, New York, New York 10018, and its telephone number is (212) 323-0200.

9118872.5                                                        A-2

                                                                                                                             APPENDIX A

                                                        INVESTOR CERTIFICATION

       I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth* in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth
Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than
100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement.  I am not a charitable remainder trust.

          I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost.  I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

          I am aware of the Fund's incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the "Incentive Allocation" and "Redemptions, Repurchases of Interests and Transfers" provisions in the prospectus.

         I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation.  I agree to notify the Fund within 60 days of the date that I become a foreign person or entity.  I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct.  I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends,** or (3) the IRS has notified me that I am no longer subject to backup withholding.  I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

          If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and
(iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment.  However, the
Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

          I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund.  I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify OppenheimerFunds, Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

          By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company
Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus.  I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.
**  The Investor must cross out item (2) if it  has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

9118872.5                                                        B-3

                                                                                                                             APPENDIX B

                                                   INVESTMENT MANAGER PERFORMANCE INFORMATION

         Tremont Partners,  Inc. (the "Investment  Manager") employs an investment  program for the Fund that is substantially the same as the  investment  program  that it  employs in  managing a private  investment  partnership  (the  "Private  Fund").  The  investment objective and policies of the Fund are  substantially the same as those of the Private Fund.  Similar to the investment  program of the
Fund,  the  Investment  Manager  selects on behalf of the Private Fund various  alternative  asset  managers  with which it invests the
Private Fund's assets.  The personnel of the Investment  Manager who will be responsible  for managing the investment  portfolio of the
Fund manage the investment portfolio of the Private Fund.  Interests in the Private Fund are not currently being offered to investors.

         Because of the similarity of investment programs,  as a general matter, the Investment Manager will consider  participation by the Fund in all appropriate  investment  opportunities  that are under  consideration  by the Investment  Manager for the Private Fund.
The  Investment  Manager will  evaluate for the Fund and for the Private Fund a variety of factors that may be relevant in  determining whether a particular  investment  opportunity or strategy is appropriate  and feasible for the Fund or the Private Fund at a particular time.  Because  these  considerations  may  differ  for the Fund and the  Private  Fund in the  context  of any  particular  investment opportunity and at any particular time, the investment  activities and future  investment  performance of the Fund and the Private Fund will differ.  See "CONFLICTS OF INTEREST."

         The following  table sets forth the  performance  record of the Private Fund for the periods  indicated,  adjusted to show the performance net of the fees,  estimated expenses and Incentive  Allocation of the Fund,  excluding the impact of any sales load paid by an investor.  The Private Fund is the only  non-proprietary,  fully  invested  account  managed by the  Investment  Manager that has an investment  history of more than one month and an  investment  program  that is  substantially  similar to that of the Fund.  The table does not reflect  the  investment  performance  of the Fund.  The table  should be read in  conjunction  with the notes  thereto.  PAST
PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  Prospective  investors should recognize that there are certain  differences between the investment  policies of the Fund and the Private  Fund and that their fees,  expenses  and  incentive  allocations  differ.  Unlike the
Fund, the Private Fund is not subject to certain  investment  limitations  imposed by applicable  securities laws which, if applicable, may have adversely affected the Private Fund's performance.  Future performance of the Fund and of the Private Fund will differ.

THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.

                            Private Fund          Private Fund Pro
                        Pro Forma Net Return     Forma Year to Date
                              (1), (2)          Return (1), (2), (3)

            2000
            ----
            June               2.05%                   2.05%
            July               0.31%                   2.36%
           August              1.07%                   3.46%
         September             0.56%                   4.04%
          October              0.93%                   5.01%
          November             -0.43%                  4.56%
          December             1.61%                   6.24%

            2001
            ----
          January              2.14%                   2.14%
          February             1.22%                   3.39%
           March               -0.01%                  3.37%
           April               0.22%                   3.61%
            May                0.80%                   4.44%
            June               1.08%                   5.57%
            July               -0.09%                  5.47%
           August              0.45%                   5.94%
         September             -1.17%                  4.70%
          October              0.57%                   5.29%
          November             0.48%                   5.80%

The above returns for the Private Fund are pro forma and reflect the impact of the fees, estimated expenses and the Incentive
Allocation of the Fund, excluding the impact of any sales load paid by an investor, and not those of the Private Fund.

                                                   Notes To Performance Information

The table  above is based on the  Private  Fund's  investment  performance  and is not the  investment  performance  of the  Fund.  The information contained in the table was prepared by Tremont Partners, Inc. based on the following facts and assumptions:

         1.       The Private Fund commenced  operations on June 1, 2000, and has a December 31 fiscal year.  The  information  for the
Private Fund is based on gross  investment  returns derived from its audited  financial  statements from June 1, 2000 through  December
31, 2000, and on unaudited  financial  statements from January 1, 2001 through  November 30, 2001.  PAST  PERFORMANCE IS NOT A GUARANTY
OF FUTURE RESULTS.
2........The Net Returns  shown above have been  computed  based on the gross  investment  performance  of the Private  Fund net of all fees,  estimated  expenses and charges (other than any sales load payable by an investor) that would have been borne by the Fund or its investors,  including:  a 10% incentive allocation allocable to the Investment Manager (in excess of the Preferred Return of 8%) at the end of each tax  year of the  Fund;  a  monthly  management  fee  calculated  at the  annual  rate of 1.20%  of  capital;  a  quarterly administration  fee calculated at the annual rate of 0.35% of the value of outstanding  interests at the end of each month; a quarterly
Investor  Servicing  Fee computed at the annual rate of 0.50% of the  aggregate  value of  outstanding  interests as of the last day of each  calendar  quarter;  and other  expenses  estimated  at 0.25%  annually  based on end of month net  assets.  The gross  investment performance  of the Private Fund is net of all fees,  expenses and incentive  allocations  borne directly and indirectly by the Private
Fund as an investor in other  investment  funds.  The above  returns  reflect the results that would have been  achieved,  based on the foregoing assumptions, by an investor who invested in the Private Fund on June 1, 2000.

         3.       The Annual  Returns shown above  represent the  percentage  change in an investor's  capital  account  balance in the
Private  Fund for a calendar  year based on an  investor's  capital  account  balance at the  inception  of the Private  Fund or at the beginning of each subsequent calendar year, as applicable, through the end of the applicable calendar year.

9149680.1

                                                                                                                             APPENDIX C

                                                 ------------------------------------

                                                          OPPENHEIMER TREMONT
                                                         OPPORTUNITY FUND, LLC

                                                (A Delaware Limited Liability Company)

                                                 ------------------------------------

                                                  LIMITED LIABILITY COMPANY AGREEMENT

                                                     Dated as of November 19, 2001

                                                 ------------------------------------

                                                          498 Seventh Avenue
                                                          New York, NY 10018
                                                            (212) 323-0200

9149680.1
                                                                  ii
                                                           TABLE OF CONTENTS

                                                                                                                                   Page
                                                                                                                                   ----

Article I DEFINITIONS.............................................................................................1
Article II ORGANIZATION; ADMISSION OF MEMBERS....................................................................10
   2.1            Formation of Limited Liability Company      10
   2.2            Name     10
   2.3            Principal and Registered Office    10
   2.4            Duration 11
   2.5            Business of the Fund      11
   2.6            Board of Managers 11
   2.7            Members  12
   2.8            Special Advisory Member   12
   2.9            Organizational Member     12
   2.10           Both Managers and Members 13
   2.11           Limited Liability 13
Article III MANAGEMENT...........................................................................................13
   3.1            Management and Control    13
   3.2            Actions by the Board of Managers   14
   3.3            Meetings of Members       14
   3.4            Custody of Assets of the Fund      15
   3.5            Other Activities of Members and Managers    15
   3.6            Duty of Care      16
   3.7            Indemnification   16
   3.8            Fees, Expenses and Reimbursement   18
Article IV TERMINATION OF STATUS OF ADVISER AND MANAGERS, TRANSFERS AND REPURCHASES..............................20
   4.1            Termination of Status of the Adviser        20
   4.2            Termination of Status of a Manager 20
   4.3            Removal of the Managers   20
   4.4            Transfer of Interests of Members   20
   4.5            Transfer of Interests of Special Advisory Member     21
   4.6            Repurchase of Interests   21
Article V CAPITAL................................................................................................24
   5.1            Contributions to Capital  24
   5.2            Rights of Members to Capital       24
   5.3            Capital Accounts  25
   5.4            Allocation of Net Profit and Net Loss; Allocation of Offering Costs   25
   5.5            Allocation of Certain Expenditures 25
   5.6            Reserves 26
   5.7            Incentive Allocation      27
   5.8            Tax Allocations   27
   5.9            Distributions     28
   5.10           Withholding       28
Article VI DISSOLUTION AND LIQUIDATION...........................................................................29
   6.1            Dissolution       29
   6.2            Liquidation of Assets     30
Article VII ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS.........................................................31
   7.1            Accounting and Reports    31
   7.2            Determinations by the Board of Managers     31
   7.3            Valuation of Assets       31
Article VIII MISCELLANEOUS PROVISIONS............................................................................32
   8.1            Amendment of Limited Liability Company Agreement     32
   8.2            Special Power of Attorney 33
   8.3            Notices  34
   8.4            Agreement Binding Upon Successors and Assigns        34
   8.5            Applicability of 1940 Act and Form N-2      35
   8.6            Choice of Law     35
   8.7            Not for Benefit of Creditors       35
   8.8            Consents 35
   8.9            Merger and Consolidation  35
   8.10           Pronouns 36
   8.11           Confidentiality   36
   8.12           Certification of Non-Foreign Status36
   8.13           Severability      36
   8.14           Filing of Returns 37
   8.15           Tax Matters Partner       37
   8.16           Section 754 Election      38
   8.17           Use of Names "Oppenheimer" and "Tremont"    38

9118872.5                                                       C-11

                                               OPPENHEIMER TREMONT OPPORTUNITY FUND, LLC
                                                  LIMITED LIABILITY COMPANY AGREEMENT

                  THIS LIMITED LIABILITY COMPANY AGREEMENT of Oppenheimer Tremont Opportunity Fund, LLC (the "Fund") is dated as of
November 19, 2001 by and among Ronald J. Abdow, John V. Murphy and Peter I. Wold as the Managers, OppenheimerFunds, Inc. as the
Adviser and Organizational Member, Tremont Partners, Inc., as the company designated by the Advisor as the Special Advisory Member, and those persons hereinafter admitted as Members.

                  WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability
Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of
Delaware on October 3, 2001;

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                                               ARTICLE I

                                                              DEFINITIONS

                  For purposes of this Agreement:

Administrator                                     The person who provides administrative services
                                                  to the Fund pursuant to an administrative
                                                  services agreement.

Adviser                                           OppenheimerFunds, Inc., a limited liability
                                                  company organized under Delaware law, or any
                                                  person who may hereafter serve as the investment
                                                  adviser to the Fund pursuant to an Investment
                                                  Advisory Agreement.

Advisers Act                                      The Investment Advisers Act of 1940 and the
                                                  rules, regulations and orders thereunder, as
                                                  amended from time to time, or any successor law.

Affiliate                                         An affiliated person of a person as such term is
                                                  defined in the 1940 Act.

Agreement                                         This Limited Liability Company Agreement, as
                                                  amended from time to time.

Allocation Change                                 With respect to each Member for each Allocation
                                                  Period, the difference between:

                                                  (1)      the sum of (a) the balance of such
                                                           Member's Capital Account as of the
                                                           close of the Allocation Period (after
                                                           giving effect to all allocations to be
                                                           made to such Member's Capital Account
                                                           as of such date other than any
                                                           Incentive Allocation to be debited
                                                           against such Member's Capital Account),
                                                           plus (b) any debits to such Member's
                                                           Capital Account during the Allocation
                                                           Period to reflect any actual or deemed
                                                           distributions or repurchases with
                                                           respect to such Member's Interest, plus
                                                           (e) any debits to such Member's Capital
                                                           Account during the Allocation Period to
                                                           reflect any items allocable to such
                                                           Member's Capital Account pursuant to
                                                           Section 5.5 hereof; and

                                                  (2)      the sum of (a) the balance of such
                                                           Member's Capital Account as of the
                                                           commencement of the Allocation Period,
                                                           plus (b) any credits to such Member's
                                                           Capital Account during the Allocation
                                                           Period to reflect any contributions
                                                           made by such Member to the capital of
                                                           the Fund.

                                                  If the amount specified in clause (1) exceeds
                                                  the amount specified in clause (2), such
                                                  difference shall be a Positive Allocation
                                                  Change, and if the amount specified in clause
                                                  (2) exceeds the amount specified in clause (1),
                                                  such difference shall be a Negative Allocation
                                                  Change.

Allocation Period                                 With respect to each Member, the period
                                                  commencing as of the date of admission of such
                                                  Member to the Fund, and thereafter each period
                                                  commencing as of the day following the last day
                                                  of the preceding Allocation Period with respect
                                                  to such Member, and ending at the close of
                                                  business on the first to occur of the following:

                                                  (1)      the last day of a Fiscal Year;

                                                  (2)      the day as of which the Fund
                                                  repurchases the Interest (or any portion of the
                                                  Interest) of such Member;

                                                  (3)      the day as of which the Fund admits as
                                                  a substituted Member a person to whom the
                                                  Interest of such Member has been Transferred
                                                  (unless there is no change of beneficial
                                                  ownership); and

                                                  (4)      the day as of which the Adviser's
                                                  status as the Special Advisory Member (or the
                                                  status as Special Advisory Member of an
                                                  Affiliate of the Adviser) is terminated pursuant
                                                  to Section 4.1.

Board of Managers                                 The Board of Managers established pursuant to
                                                  Section 2.6.

Capital Account                                   With respect to each Member, the capital account
                                                  established and maintained on behalf of each
                                                  Member pursuant to Section 5.3.

Certificate                                       The Certificate of Formation of the Fund and any
                                                  amendments thereto as filed with the office of
                                                  the Secretary of State of the State of Delaware.

Closing Date                                      The first date on or as of which a person other
                                                  than an Organizational Member is admitted to the
                                                  Fund as a Member.

Code                                              The United States Internal Revenue Code of 1986,
                                                  as amended, and as hereafter amended from time
                                                  to time, or any successor law.

Delaware Act                                      The Delaware Limited Liability Company Act as in
                                                  effect on the date hereof and as amended from
                                                  time to time, or any successor law.

Fiscal Period                                     The period commencing on the Closing Date, and
                                                  thereafter each period commencing on the day
                                                  immediately following the last day of the
                                                  preceding Fiscal Period, and ending at the close
                                                  of business on the first to occur of the
                                                  following dates:

                                                  (1)      the last day of a Fiscal Year;

                                                  (2)      the last day of a Taxable Year;

                                                  (3)      the day preceding any day as of which a
                                                           contribution to the capital of the Fund
                                                           is made pursuant to Section 5.1; or

                                                  (4)      any day on which the Fund repurchases
                                                           any Interest or portion of an Interest
                                                           of any Member;

                                                  (5)      any day (other than one specified in
                                                           clause (2) above) as of which this
                                                           Agreement provides for any amount to be
                                                           credited to or debited against the
                                                           Capital Account of any Member, other
                                                           than an amount to be credited to or
                                                           debited against the Capital Accounts of
                                                           all Members in accordance with their
                                                           respective Investment Percentages.

Fiscal Year                                       The period commencing on the Closing Date and
                                                  ending on March 31, 2002, and thereafter each
                                                  period commencing on April 1 of each year and
                                                  ending on March 31 of each year (or on the date
                                                  of a final distribution pursuant to Section 6.2
                                                  hereof), unless and until the Board of Managers
                                                  shall elect another fiscal year for the Fund.

Form N-2                                          The Fund's Registration Statement on Form N-2
                                                  filed with the Securities and Exchange
                                                  Commission, as amended from time to time.

Fund                                              The limited liability company governed hereby,
                                                  as such limited liability company may from time
                                                  to time be constituted.

Distributor                                       OppenheimerFunds Distributor, Inc., a Colorado
                                                  corporation, or any person who may hereafter
                                                  serve as the distributor of Interests pursuant
                                                  to a general distributor's agreement with the
                                                  Fund.

Incentive Allocation                              With respect to each Member, 10% of the amount,
                                                  determined as of the close of each Allocation
                                                  Period with respect to such Member, by which
                                                  such Member's Positive Allocation Change for
                                                  such Allocation Period, if any, exceeds both:
                                                  (1) the Preferred Return; and (2) the amount of
                                                  any positive balance in such Member's Loss
                                                  Recovery Account.

Independent Managers                              Those Managers who are not "interested persons"
                                                  of the Fund as such term is defined by the 1940
                                                  Act.

Initial Manager                                   John V. Murphy, the person who directed the
                                                  formation of the Fund and served as the sole
                                                  initial Manager.

Interest                                          The entire ownership interest in the Fund at any
                                                  particular time of a Member or other person to
                                                  whom an Interest of a Member or portion thereof
                                                  has been transferred pursuant to Section 4.4
                                                  hereof, including the rights and obligations of
                                                  such Member or other person under this Agreement
                                                  and the Delaware Act.

Investment Advisory Agreement                     A separate written agreement entered into by the
                                                  Fund pursuant to which the Adviser provides
                                                  investment advisory services to the Fund.

Investment Manager                                Tremont Partners, Inc., a Delaware corporation,
                                                  or any person who may hereinafter serve as the
                                                  investment manager of the Fund.

Investment Percentage                             A percentage established for each Member on the
                                                  Fund's books as of the first day of each Fiscal
                                                  Period.  The Investment Percentage of a Member
                                                  for a Fiscal Period shall be determined by
                                                  dividing the balance of the Member's Capital
                                                  Account as of the commencement of such Fiscal
                                                  Period by the sum of the Capital Accounts of all
                                                  of the Members as of the commencement of such
                                                  Fiscal Period.  The sum of the Investment
                                                  Percentages of all Members for each Fiscal
                                                  Period shall equal 100%.

Loss Recovery Account                             A memorandum account to be recorded in the books
                                                  and records of the Fund with respect to each
                                                  Member, which shall have an initial balance of
                                                  zero and which shall be adjusted as follows:

                                                  (1)      As of the first day after the close of
                                                           each Allocation Period for such Member,
                                                           the balance of the Loss Recovery
                                                           Account shall be increased by the
                                                           amount, if any, of such Member's
                                                           Negative Allocation Change for such
                                                           Allocation Period and shall be reduced
                                                           (but not below zero) by the amount, if
                                                           any, of such Member's Positive
                                                           Allocation Change for such Allocation
                                                           Period.

                                                  (2)      The balance of the Loss Recovery
                                                           Account shall be reduced (but not below
                                                           zero) as of the first day following
                                                           each date as of which the Capital
                                                           Account balance of any Member is
                                                           reduced as a result of repurchase or
                                                           Transfer with respect to such Member's
                                                           Interest by an amount determined by
                                                           multiplying (a) such positive balance
                                                           by (b) a fraction, (i) the numerator of
                                                           which is equal to the amount of the
                                                           repurchase or transfer, and (ii) the
                                                           denominator of which is equal to the
                                                           balance of such Member's Capital
                                                           Account immediately before giving
                                                           effect to such repurchase or Transfer.

                                                  No transferee of any Interest shall succeed to
                                                  any Loss Recovery Account balance or portion
                                                  thereof attributable to the transferor unless
                                                  the Transfer by which such transferee received
                                                  such Interest did not involve a change of
                                                  beneficial ownership.

Manager                                           An individual designated as a manager of the
                                                  Fund pursuant to the provisions of Section 2.6
                                                  of the Agreement and who serves on the Board of
                                                  Managers of the Fund.

Member                                            Any person who shall have been admitted to the
                                                  Fund as a member (including any Manager in such
                                                  person's capacity as a member of the Fund but
                                                  excluding any Manager in such person's capacity
                                                  as a Manager of the Fund) until the Fund
                                                  repurchases the entire Interest of such person
                                                  pursuant to Section 4.6 hereof or a substituted
                                                  member or members are admitted with respect to
                                                  any such person's entire Interest as a member
                                                  pursuant to Section 4.4 hereof; such term
                                                  includes the Adviser or an Affiliate of the
                                                  Adviser to the extent the Adviser (or such
                                                  Affiliate) makes a capital contribution to the
                                                  Fund and shall have been admitted to the Fund as
                                                  a member, but shall not include the Special
                                                  Advisory Member in its capacity as such.

Negative Allocation Change                        The meaning given such term in the definition of
                                                  Allocation Change.

Net Assets                                        The total value of all assets of the Fund, less
                                                  an amount equal to all accrued debts,
                                                  liabilities and obligations of the Fund,
                                                  calculated before giving effect to any
                                                  repurchases of Interests.

Net Profit or Net Loss                            The amount by which the Net Assets as of the
                                                  close of business on the last day of a Fiscal
                                                  Period exceed (in the case of Net Profit) or are
                                                  less than (in the case of Net Loss) the Net
                                                  Assets as of the commencement of the same Fiscal
                                                  Period (or, with respect to the initial Fiscal
                                                  Period of the Fund, as of the close of business
                                                  on the Closing Date), such amount to be adjusted
                                                  to exclude any items to be allocated among the
                                                  Capital Accounts of the Members on a basis that
                                                  is not in accordance with the respective
                                                  Investment Percentages of all Members as of the
                                                  commencement of such Fiscal Period pursuant to
                                                  Sections 5.5 and 5.6 hereof.

1940 Act                                          The Investment Company Act of 1940 and the
                                                  rules, regulations and orders thereunder, as
                                                  amended from time to time, or any successor law.

Organizational Member                             The Adviser and any Affiliate of the Adviser
                                                  that contributes initial capital to the fund
                                                  prior to the Closing Date.

Portfolio Funds                                   Investment funds in which the Fund's assets are
                                                  invested.

Portfolio Managers                                The organizations that manage and direct the
                                                  investment activities of Portfolio Funds or are
                                                  retained to manage and invest designated
                                                  portions of the Fund's assets.

Positive Allocation Change                        The meaning given such term in the definition of
                                                  Allocation Change.

Preferred Return                                  The Preferred Return is an amount determined by
                                                  applying an annual percentage rate equal to 8%
                                                  to the capital account balance of a Member as of
                                                  the beginning of each fiscal period within the
                                                  applicable Allocation Period.

Securities                                        Securities (including, without limitation,
                                                  equities, debt obligations, options, and other
                                                  "securities" as that term is defined in Section
                                                  2(a)(36) of the 1940 Act) and any contracts for
                                                  forward or future delivery of any security, debt
                                                  obligation or currency, or commodity, all types
                                                  of derivative instruments and financial
                                                  instruments and any contracts based on any index
                                                  or group of securities, debt obligations or
                                                  currencies, or commodities, and any options
                                                  thereon.

Special Advisory Account                          A capital account established and maintained on
                                                  behalf of the Special Advisory Member pursuant
                                                  to Section 5.3 hereof solely for the purpose of
                                                  receiving the Incentive Allocation.

Special Advisory Member                           The Adviser in its capacity as the investment
                                                  adviser to the Fund, or an Affiliate of the
                                                  Adviser that the Adviser designates to serve as
                                                  Special Advisory Member.

Transfer                                          The assignment, transfer, sale, encumbrance,
                                                  pledge or other disposition of all or any
                                                  portion of an Interest, including any right to
                                                  receive any allocations and distributions
                                                  attributable to an Interest.

Valuation Date                                    The date as of which the Fund values an Interest
                                                  for purposes of determining the price at which
                                                  the Interest is to be purchased by the Fund
                                                  pursuant to an offer made by the Fund pursuant
                                                  to Section 4.6 hereof.

                                                              ARTICLE II

                                                  ORGANIZATION; ADMISSION OF MEMBERS

2.1      Formation of Limited Liability Company

         The Fund has been formed as a limited liability company at the direction of the Initial Manager who authorized the filing of the Certificate, which actions are hereby ratified by the execution of this Agreement.  The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2      Name

         The name of the Fund shall be "Oppenheimer Tremont Opportunity Fund, LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii)
taking such other actions as may be required by law.

2.3      Principal and Registered Office

         The Fund shall have its principal office at 498 Seventh Avenue, New York, New York  10018, or at such other place designated from time to time by the Board of Managers.

         The Fund shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware  19901, and shall have
National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.
2.4      Duration

         The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5      Business of the Fund

         (a)      The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise.  The Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

         (b)      The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940
Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

2.6      Board of Managers

         (a)      Prior to the Closing Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers, subject to the election of such persons prior to the Closing
Date by the Organizational Member.  By signing this Agreement or signing an investor application or certification in connection with the purchase of an Interest, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the
Managers so designated.  After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund.  The number of Managers shall be fixed from time to time by the Board of Managers.

         (b)      Each Manager shall serve on the Board of Managers for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members.  The Board of Managers may call a meeting of
Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

         (c)      In the event that no Manager remains to continue the business of the Fund, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of
Managers to the Board of Managers.  If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7      Members

         The Fund may offer Interests for purchase by investors in such manner and at such times as may be determined by the Board of
Managers.  All subscriptions for Interests are subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscriptions in the full amount of the subscription.  Subject to the foregoing, a person may be admitted to the Fund as a Member subject to the condition that such person shall execute an appropriate signature page of this Agreement or an investor application or certification form pursuant to which such Member agrees to be bound by all the terms and provisions of this
Agreement.  The Board of Managers may in its sole discretion reject any subscription for an Interest.  The Board of Managers may, in its sole discretion, suspend the offering of the Interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.

2.8      Special Advisory Member

         Upon signing this Agreement, the Adviser (or an affiliated company that it designates to be the Special Advisory Member)
shall be admitted to the Fund as the Special Advisory Member, subject to due approval, in accordance with the requirements of the
1940 Act, of the Investment Advisory Agreement.  The interest in the Fund of the Special Advisory Member shall be non-voting and shall have no participation in the net profit or net loss of the Fund other than as a result of the Incentive Allocation.  If at any time the Investment Advisory Agreement between the Fund and the person then serving as Adviser terminates, the Board of Managers shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement (or an affiliated person of such person that it designates to be the Special Advisory Member), subject to the due approval of the Investment Advisory Agreement with such person in accordance with the requirements of the 1940 Act.

2.9      Organizational Member

         The initial contribution of capital to the Fund by the Organizational Member shall be represented by an Interest, which
Interest shall have the same rights as other Interests held by Members.

2.10     Both Managers and Members

         A Member may at the same time be a Manager and a Member, or a Special Advisory Member and Member, in which event such
Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this
Agreement or as provided in the Delaware Act.

2.11     Limited Liability

         Except as provided under applicable law, a Member and the Special Advisory Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets.  Except as provided under applicable law, a Manager shall not be liable for the Fund's debts, obligations and liabilities.

                                                              ARTICLE III

                                                              MANAGEMENT

3.1      Management and Control

         (a)      Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of Managers under the
Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such
Manager's authority as delegated by the Board of Managers.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company, as such term is defined by the 1940 Act.  During any period in which the Fund shall have no Managers, the Adviser shall continue to serve as the Adviser to the Fund and shall have the authority to manage the business and affairs of the Fund.

         (b)      Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the
1940 Act or as otherwise required in the Delaware Act.

         (c)      The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

3.2      Actions by the Board of Managers

         (a)      Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the
1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940
Act.

         (b)      The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the
Board of Managers.  Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine.  Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act.  A majority of the Managers shall constitute a quorum at any meeting.

3.3      Meetings of Members

         (a)      Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine.  The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i)
those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

         (b)      Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's
Investment Percentage as of the record date for such meeting.  The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.
A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

         (c)      A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the
Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the
Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4 Custody of Assets of the Fund

         The physical possession of all funds, Securities or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

3.5      Other Activities of Members and Managers

         (a)      The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

         (b)      Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.6      Duty of Care

         (a)      Neither a Manager, the Adviser nor the Investment Manager shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of their services pursuant to any agreement, including this
Agreement, between a Manager, the Adviser or the Investment Manager and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager, the Adviser or the Investment Manager, as applicable, constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of their services to the Fund.

         (b)      Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.

3.7      Indemnification

         (a)      To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager
(including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  The rights of indemnification provided under this Section  3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

         (b)      Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii)
the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

         (c)      As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the
Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of
Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

         (d)      Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this
Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

         (e)      An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

         (f)      The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

3.8      Fees, Expenses and Reimbursement

         (a)      The Adviser and its Affiliates shall be entitled to receive such fees for services provided to the Fund as may be agreed to by the Adviser (or its Affiliate) and the Fund pursuant to the Investment Advisory Agreement or other applicable agreement relating to such services.

         (b)      The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Adviser
(or of any Affiliate of the Adviser) for his or her services as such, and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

         (c)      The Fund shall bear all costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement.  Costs and expenses to be borne by the Fund include, but are not limited to, the following:
(1)      all costs and expenses directly related to investment  transactions and positions for the Fund's account,  including,  but not limited to,  brokerage  commissions,  research fees,  interest and commitment  fees on loans and debit  balances, borrowing charges on securities sold short,  dividends on securities sold but not yet purchased,  custodial fees, margin fees,  transfer  taxes and  premiums,  taxes  withheld on foreign  dividends  and indirect  expenses  from investments in Portfolio Funds;
(2)      all  costs  and  expenses  associated  with the  operation  and  registration  of the  Fund,  offering  costs and the costs of compliance with applicable Federal and state laws;
(3)      all costs and expenses  associated  with the  organization  and  operation of separate  investment  funds managed by Portfolio
                      Managers retained by the Fund;
(4)      the costs and  expenses of holding  meetings of the Board and any meetings of Members,  including  costs  associated  with the preparation and dissemination of proxy materials;
(5)      the fees and disbursements of Fund counsel,  legal counsel to the Independent Managers,  independent  accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;
(6)      the Management Fee payable to the Adviser pursuant to the Investment Advisory Agreement;
(7)      the fees payable to custodians and other persons providing administrative services to the Fund;
(8)      the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;
(9)      all costs and expenses of preparing,  setting in type, printing and distributing  reports and other communications to Members;
                      and
(10)     such other types of expenses as may be approved from time to time by the Board of Managers.

                  The Adviser shall be entitled to reimbursement from the Fund for any of the above costs and expenses that it pays on behalf of the Fund.

         (d)      Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of
Managers shall determine.

                                                              ARTICLE IV

                                            TERMINATION OF STATUS OF ADVISER AND MANAGERS,
                                                       TRANSFERS AND REPURCHASES

4.1      Termination of Status of the Adviser

         The status of the Adviser (or an affiliated company that it has designated to serve as the Special Advisory Member) as the
Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

4.2      Termination of Status of a Manager

         The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed;
(v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such
Manager; or (viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

4.3      Removal of the Managers

         Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.4      Transfer of Interests of Members

         (a)      An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer
(i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence.  The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or
                                                             --------  -------
assignment, the Board of Managers shall consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation.  In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion.  Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

         (b)      The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless:  (i) the person to whom the Interest is Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital
Account of each of the transferee and transferor is not less than $50,000.  Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member.  If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Fund as a Member.
Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

         (c)      Each Member shall indemnify and hold harmless the Fund, the Managers, the Adviser, each other Member and any
Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i)
any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.5      Transfer of Interests of Special Advisory Member

         The Adviser (or an affiliated company that it has designated as the Special Advisory Member) may not Transfer its Interest
as the Special Advisory Member, except to an Affiliate of the Adviser.  Any such Transfer shall be subject to approval by the Board of Managers.

4.6      Repurchase of Interests

         (a)      Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase that Interest or portion thereof.  The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders.  However, the Fund shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members.  In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

(1)      whether any Members have requested to tender Interests or portions thereof to the Fund;

(2)      the liquidity of the Fund's assets;

(3)      the investment plans and working capital requirements of the Fund;

(4)      the relative economies of scale with respect to the size of the Fund;

(5)      the history of the Fund in repurchasing Interests or portions thereof;

(6)      the economic condition of the securities markets; and

(7)      the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

                  The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

         (b)      A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance equal to $50,000 net of the amount of the Incentive Allocation, if any, that is to be debited from the capital account of the Member as of the Valuation Date with respect to the portion of the Interest repurchased.  If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained.

         (c)      The Adviser (or an affiliated company that it has designated as the Special Advisory Member) may tender any Interest or a portion thereof that it holds as a Member under Section 4.6(a) hereof.

         (d)      The Adviser (or an affiliated company that it has designated as the Special Advisory Member) may withdraw any
Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made.
         (e)      The Board of Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

(1)      such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member;
                  (2)      ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

                  (3)      continued ownership of such an Interest may be harmful or injurious to the business or reputation of the
Fund, the Managers or the Adviser, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                  (4)      such Member's continued participation in the Fund may cause the Fund to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;

                  (5)      any of the representations and warranties made by a Member in connection with the acquisition of an
Interest or portion thereof was not true when made or has ceased to be true; or

(6)      it would be in the best interests of the Fund, as determined by the Board of Managers in its sole discretion, for the Fund to repurchase such an Interest or portion thereof.

         (f)      Repurchases of Interests or portions thereof by the Fund shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Fund to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer.  Payment of the purchase price for an Interest (or portion thereof) shall consist of:  (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the
Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Fund determined as of the date of such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers or if the
Initial Payment is less than 100% of the estimated unaudited net asset value,  (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the
Fund as of the date of such repurchase, determined based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment.  Notwithstanding anything in the foregoing to the contrary, the Board of
Managers, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable
Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased.  Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Fund has requested withdrawal of its capital from any Portfolio Funds in order to fund the repurchase of Interests, 10 business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Portfolio Funds.

         (g)      Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Fund may impose a redemption fee in connection with repurchases of Interests, including a fee applicable to repurchases of Interests (or portions thereof)
effected prior to expiration of a specified period subsequent to a Member's admission to the Fund.

(h)      A Member may at any time submit to the Fund a written request that the Fund repurchase the entire Interest of such Member, as contemplated by Section 6.1(3) hereof.  Any such request shall be sent to the Fund by registered or certified mail, return receipt requested, and shall be deemed valid only if the Member has received a letter from the Fund acknowledging its receipt of the request.  The Fund shall send such letter to the Member promptly upon its receipt of the Member's request.

                                                               ARTICLE V

                                                                CAPITAL

5.1      Contributions to Capital

         (a)      The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board of
Managers, in its discretion, may determine from time to time.  The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund.  The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the
Fund as Members.  The Adviser may make contributions to the capital of the Fund as a Member.

         (b)      Members may make additional contributions to the capital of the Fund effective as of such times as the Board of
Managers, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.6 hereof.  The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

         (c)      Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, payable in readily available funds at the date of the proposed acceptance of the contribution.

5.2      Rights of Members to Capital

         No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.6 (c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof.  No Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3      Capital Accounts

         (a)      The Fund shall maintain a separate Capital Account for each Member.

         (b)      Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's initial contribution to the capital of the Fund.

         (c)      Each Member's Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

         (d)      Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.9 or 6.2 hereof which are not reinvested
(net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.7 hereof.

         (e)      The Fund shall maintain a Special Advisory Account for the Adviser (or an affiliated company that it has designated to be the Special Advisory Member) in its capacity as Special Advisory Member solely for purposes of receiving the Incentive
Allocation pursuant to Section 5.7 hereof.  The Special Advisory Account shall have an initial balance of zero.

5.4      Allocation of Net Profit and Net Loss; Allocation of Offering Costs

         As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required
                                                                                                    =
by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment
Percentages for such Fiscal Period.

5.5      Allocation of Certain Expenditures

         Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the
Fund, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments.  Such charges shall be debited from the Capital
Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.6      Reserves

         (a)      Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital
Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate.  The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of
Managers, in its sole discretion, deems necessary or appropriate.  The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were
Members at the time, as determined by the Board of Managers, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased  in proportion to their Capital Accounts at that time.

         (b)      If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior
Fiscal Period or Periods.

         (c)      If any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the
Board of Managers determines that such charge or credit is required.  In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member.  To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current
Members.

5.7      Incentive Allocation

         (a)      So long as the Adviser (or an affiliated company that it has designated to be the Special Advisory Member) serves as the Special Advisory Member of the Fund, the Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the
Special Advisory Account.

         (b)      At any time following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account.
Within 30 days after the completion of the audit of the books of the Fund for the year in which allocations to the Special Advisory
Account are made, the Fund shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Fund any excess amount of
Incentive Allocation determined to be owed to the Fund.

         (c)      If only a portion of the Interest of a Member is repurchased by the Fund as of a date that would not, but for such repurchase, be the end of an Allocation Period, the Incentive Allocation shall be made as of such date only as to that portion of any
Positive Allocation Change for the Allocation Period that is allocable to the portion of the Interest repurchased.  For this purpose, pro rata portions of the Positive Allocation Change and the Preferred Return for the Allocation Period, and any balance in the Loss
Recovery Account, shall be deemed associated with the portion of the Interest repurchased, and there shall be a corresponding reduction made in the Positive Allocation Change, Preferred Return and Loss Recovery Account balance (if any) associated with the remaining Interest.  As of the end of the next Allocation Period with respect to a Member following the repurchase of a portion of the Member's Interest, the Incentive Allocation with respect to such Interest (if any) shall be determined based on the Positive
Allocation Change and Preferred Return for the period from the beginning of the Allocation Period in which such repurchase was made through the end of the current Allocation Period and the balance of the Loss Recovery Account (if any) as of the end of the current
Allocation Period.

5.8      Tax Allocations

         For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the
Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof).  Allocations under this Section 5.8 shall be made pursuant to the principles of Sections
704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and
1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulationss.1.704-1(b)(2)(ii)(d).

         If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and
(ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

         As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section
752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.8 equal to its Positive Basis as of the effective date of such repurchase.

         Notwithstanding anything to the contrary in the foregoing, if the Fund realizes taxable income and gains in any fiscal year with respect to which the Special Advisory Member is entitled to an Incentive Allocation under Section 5.7 hereof, the Board of
Managers (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member in an amount by which the Incentive Allocation exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its interest in the Fund as of the time it withdraws such Incentive Allocation.
The Special Advisory Member's "adjusted tax basis", for these purposes, shall be increased by any amount of the Incentive Allocation withdrawal that it elects to contribute as a Member to the Fund as of the date of the withdrawal of the Incentive Allocation.

5.9      Distributions

         The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

5.10     Withholding

(a)      The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority)
taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

         (b)      For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such
Member pursuant to this Agreement and reducing the Capital Account of such Member.  If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Managers, the amount of such excess.

         (c)      The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption.  To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.  Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the
Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                                                              ARTICLE VI

                                                      DISSOLUTION AND LIQUIDATION

6.1      Dissolution

                  The Fund shall be dissolved:

                           (1)      upon the affirmative vote to dissolve the Fund by both:  (i) the Board of Managers and (ii)
Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                           (2)      upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Fund;

                           (3)      upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.6(h) hereof, a written notice to the Fund requesting the repurchase of its entire Interest by the Fund, if such Interest has not been repurchased by the Fund; or

(4)      as required by operation of law.

                  Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2      Liquidation of Assets

         (a)      Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the
Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Fund, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund.  Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof.  The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable)
shall be distributed in the following manner:

                  (1)      the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

                  (2)      such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis;

                  (3)      the Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.7 hereof; and

                  (4)      the Members shall next be paid on a pro rata basis the positive balances of their respective Capital
Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

         (b)      Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                                              ARTICLE VII

                                             ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1      Accounting and Reports

         (a)      The Fund shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Fund.  The Fund's accounts shall be maintained in U.S. currency.

         (b)      After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal, state and local income tax or information returns and any other tax information required by federal, state or local law.

         (c)      Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within
60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles.  The Fund may furnish to each
Member such other periodic reports as it deems necessary or appropriate in its discretion.

7.2      Determinations by the Board of Managers

         (a)      All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

         (b)      The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

7.3      Valuation of Assets

         (a)      Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period  in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the
1940 Act.  In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

         (b)      The Fund will value interests in Portfolio Funds at their "fair value," as determined in good faith by the Board of
Managers, which value ordinarily will be the value of an interest in a Portfolio Fund determined by the Portfolio Manager of the
Portfolio Fund in accordance with the policies established by the Portfolio Fund, absent information indicating that such value does not represent the fair value of the interest.

         (c)      The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                                             ARTICLE VIII

                                                       MISCELLANEOUS PROVISIONS

8.1      Amendment of Limited Liability Company Agreement

         (a)      Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with:  (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and
(ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

         (b)      Any amendment that would:

                  (1)      increase the obligation of a Member to make any contribution to the capital of the Fund;

                  (2)      reduce the Capital Account of a Member or Special Advisory Account other than in accordance with Article V;
or

(3)            modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective
until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Fund.

         (c)      The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

                  (1)      restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                  (2)      amend this Agreement (other than with respect to the matters set forth in Section 8.1(a) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                  (3)      amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

         (d)      The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2      Special Power of Attorney

         (a)      Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                  (1)      any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                  (2)      any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

                  (3)      all such other instruments, documents and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.
         (b)      Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent.  If an amendment to the
Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

         (c)      This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the
Managers and as such:

                  (1)      shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or Board of Managers shall have had notice thereof; and

                  (2)      shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted
Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3      Notices

         Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Fund, the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund.  Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier.  A document that is not a notice and that is required to be provided under this
Agreement by any party to another party may be delivered by any reasonable means.

8.4      Agreement Binding Upon Successors and Assigns

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be
Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.
8.5      Applicability of 1940 Act and Form N-2

         The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6      Choice of Law

         Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7      Not for Benefit of Creditors

         The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members,
Managers, the Special Advisory Member and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

8.8      Consents

         Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9      Merger and Consolidation

         (a)      The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by
Section 18-209(b) of the Delaware Act.

         (b)      Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability Fund in the merger or consolidation, or (iii) provide that the limited liability Fund agreement of any other constituent limited liability Fund to the merger or consolidation (including a limited liability Fund formed for the purpose of consummating the merger or consolidation) shall be the limited liability Fund agreement of the surviving or resulting limited liability Fund.

8.10     Pronouns

         All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11     Confidentiality

         (a)      A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

         (b)      Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member
(collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

         (c)      Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the
Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.  In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates'
principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

8.12     Certification of Non-Foreign Status

         Each Member or transferee of an Interest from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section
7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 60 days of any change in such Member's status.

8.13     Severability

         If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14     Filing of Returns

         The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.15     Tax Matters Partner

         (a)      A Manager who is a Member shall be designated on the Fund's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code.  In the event that no
Manager is a Member, a Member shall be so designated.  Should any Member be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner.  Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

         (b)      Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a
Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member.  In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof.  All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

8.16     Section 754 Election

         In the event of a distribution of Fund property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Fund, at the request of a Member, the Board of Managers, in its discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

8.17     Use of Names "Oppenheimer" and "Tremont"

         OppenheimerFunds, Inc. ("OFI") and Tremont Partners, Inc. ("Tremont") each hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Oppenheimer" and "Tremont," respectively, in the name of the Fund for the duration of this
Agreement and any extensions or renewals thereof.  Each license may, upon termination of this Agreement, be terminated by OFI and
Tremont, respectively, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Oppenheimer" or "Tremont," as the case may be, in the name of the Fund or otherwise.  The name "Oppenheimer" or "Tremont" may be used or licensed by OFI or Tremont, respectively, in connection with any of its activities, or licensed by OFI or Tremont, respectively, to any other party.

                  EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE
CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGERS:

Ronald J. Abdow                                              John V. Murphy

Peter I. Wold

ORGANIZATIONAL MEMBER:

OppenheimerFunds, Inc.

By:

John V. Murphy, President

MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board of Managers to the Fund as a Member.

ADVISER:

OPPENHEIMERFUNDS, INC.

By:
   --------------------------------------------------
     Name:
     Title:

SPECIAL ADVISORY MEMBER:

TREMONT PARTNERS, INC.

By:
   --------------------------------------------------
     Name:
     Title:

9118872.5

INFORMATION AND SERVICES
For More Information About Oppenheimer Tremont Opportunity Fund, LLC:
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION

This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:
------------------------------------------- ------------------------------------------------------------------
By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.858.9826
------------------------------------------- ------------------------------------------------------------------
------------------------------------------- ------------------------------------------------------------------
By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270
------------------------------------------- ------------------------------------------------------------------
------------------------------------------- ------------------------------------------------------------------
On the Internet:                            You can send us a request by e-mail or read or down-load
                                            documents on the OppenheimerFunds website:
                                            WWW.OPPENHEIMERFUNDS.COM
                                            ------------------------
------------------------------------------- ------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail
           -----------
address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                         [logo] OppenheimerFunds Distributor, Inc.
The Fund's SEC File No. is 811-10541
PR0372.001.0402  Printed on recycled paper.

--------
1 .......The minimum  initial  investment  in the Fund by an investor is $50,000  (including  the  applicable  sales load).  Subsequent investments must be at least $25,000  (including the applicable  sales load).  Investments of less than $500,000 are subject to a sales load of 2.5% and  investments  of $500,000 or more are be subject to a sales load of 1.5%, in each case computed as a percentage of the public offering price.  No sales load will be charged to certain types of investors. See "Distribution Arrangements."